UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
INOVIO PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER FROM THE CEO

Inovio Pharmaceuticals, Inc.	660 W. Germantown Pike Suite 110, Plymouth Meeting, Pennsylvania 19462	Dated: April 7, 2025

To the Stockholders of Inovio Pharmaceuticals, Inc.:

Notice is hereby given that Inovio Pharmaceuticals, Inc. will be holding its virtual Annual Meeting of Stockholders on May 20, 2025, at 9:00 a.m. Eastern Time. Online access to the meeting will begin at 9:00 a.m. Eastern Time. Stockholders will not be able to attend the meeting in person.
The virtual format of the 2025 Annual Meeting will provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. If you plan to attend the meeting, please check http://ir.inovio.com/investors for updates prior to the meeting date.
You can attend the meeting by accessing www.virtualshareholdermeeting.com/INO2025 and entering the 16-digit control number on the proxy card you previously received; if you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number or otherwise attend through the broker or nominee.
For the ten days ending the day prior to the meeting, a list of stockholders of record will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of stockholders of record beginning May 10, 2025 and until the meeting, stockholders should email investor.relations@inovio.com.
The Notice of Annual Meeting of Stockholders, which describes the formal business to be conducted at the meeting, follows this letter, along with the Proxy Statement.
After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope (for mailing in the United States only) to assure that your shares will be represented at our Annual Meeting. Your shares cannot be voted unless you date, sign and return the enclosed proxy, vote your shares using the automated Internet or phone system or vote online at the meeting. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.
A copy of our Annual Report for the year ended December 31, 2024 is also enclosed.
If you wish to submit a question, you may ask a question before the meeting beginning at 9:00 am Eastern Time, on April 16, 2025, and until 11:59 p.m. Eastern Time, on May 19, 2025. To submit a question, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
If you have not voted your shares prior to the meeting, you will be able to vote your shares electronically at the 2025 Annual Meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.
The Board of Directors and management look forward to connecting with you at the Annual Meeting.
Very truly yours,
Jacqueline E. Shea, Ph.D.
Chief Executive Officer

Inovio Pharmaceuticals, Inc.	i	2025 Proxy Statement

WHO WE ARE
Our Company

We are a clinical-stage biotechnology company focused on developing and commercializing DNA medicines to fight human papillomavirus ("HPV")-related diseases, cancer and infectious diseases. We use proprietary technology to design DNA plasmids — small circular DNA molecules that work like software the body’s cells can download to produce specific proteins to target and fight disease. Our proprietary investigational CELLECTRA® devices are designed to deliver the plasmids into the body’s cells for optimal effect, without the use of chemical adjuvants, lipid nanoparticles or viral vectors.
We have a deep pipeline including nine clinical-stage programs providing multiple near- and mid-term catalysts. We are advancing DNA medicine candidates with the potential to transform disease prevention and treatment paradigms and improve patients’ lives. In our clinical trials conducted to date, administration of DNA medicines has been well tolerated with a favorable safety profile and have been shown to be capable of inducing robust immune responses. They can also be readministered, allowing for their potential use as primary vaccinations and long-term therapies.
Our lead candidate is INO-3107, in development for the treatment of Recurrent Respiratory Papillomatosis ("RRP"), a rare and debilitating HPV-related disease of the respiratory tract. The current standard of care for RRP is repeated invasive surgery. We plan to begin the submission of a biologics license application ("BLA") to the U.S. Food and Drug Administration (the "FDA") in mid-2025 on a rolling basis, with the goal of completing the submission in the second half of 2025 and receiving FDA acceptance of the submission by year end. Previously, the FDA granted INO-3107 Orphan Drug designation and Breakthrough Therapy designation and has advised us that we can submit our BLA under the FDA’s accelerated approval program using data from our completed Phase 1/2 trial. If approved, INO-3107 could be the first DNA medicine approved in the United States and INOVIO’s first commercial product.

Skilled Director Nominees and Robust Corporate Governance

The Board of Directors believes that maintaining a highly qualified Board and strong corporate governance is the foundation for enhancing investor confidence and increasing stockholder value.
Director Nominee Highlights

4 Female Nominees	8 Years Average Tenure	75% Nominee Independence

Inovio Pharmaceuticals, Inc.	ii	2025 Proxy Statement

Information About the Current Board
The following table sets forth the names, ages, standing Board committee assignments, and positions of our directors as of March 24, 2025:

Name	Age	Independent	Audit Committee	Compensation Committee	Nomination & Corporate Governance Committee	Other Public Company Boards

Simon X. Benito	80	✓	MA	M	C	0
Roger D. Dansey, M.D.	69	✓			M	1
Ann C. Miller, M.D.	67	✓				0
Jacqueline E. Shea, Ph.D.	59					0
Jay P. Shepard	66	✓	M		M	2
David B. Weiner, Ph.D.	69					0
Wendy L. Yarno	70	✓		C	M	3
Lota S. Zoth	65	✓	CA	M		2
Number of Meetings in 2024			4	5	4
C = Chair    M = Member A = Audit Committee Financial Expert (for purposes of Section 407 of Sarbanes-Oxley Act)
Board Skills
The chart below depicts the key skills and capabilities of our Board that we have identified as particularly valuable to the oversight of our company and the execution of our corporate strategy. This chart depicts the skills of our eight current directors in each particular area.

Directors	Accounting /Financial Reporting	Business Operation	Corporate Governance	Drug Commercialization	Government/ Regulatory	Human Resources	Investor Relations	Pharmaceutical Industry Knowledge	Public Company Board Experience/Board Governance	Risk Management

Simon X. Benito	✓	✓	✓	✓		✓		✓	✓	✓
Roger D. Dansey, M.D.		✓		✓		✓		✓
Ann C. Miller, M.D.		✓		✓		✓		✓	✓
Jacqueline E. Shea, Ph.D.	✓	✓		✓	✓	✓	✓	✓		✓
Jay P. Shepard	✓	✓	✓	✓		✓	✓	✓	✓
David B. Weiner, Ph.D.		✓			✓	✓
Wendy L. Yarno		✓	✓	✓		✓		✓	✓	✓
Lota S. Zoth	✓	✓	✓	✓		✓	✓	✓	✓	✓

Inovio Pharmaceuticals, Inc.	iii	2025 Proxy Statement

STOCKHOLDER FEEDBACK
Stockholder Engagement
Our Board values stockholder feedback and is committed to robust stockholder outreach. Feedback received is conveyed to the full Board and respective committees of the Board, and informs the Board and Committee discussions and decisions.
Following the 2024 annual meeting, we structured a plan to reach out to engage with stockholders to obtain their feedback on compensation and corporate governance topics. While a large percentage of our stock is held by retail investors, our focus was to have discussions with investors who represented as large a percentage of our stockholder base as possible. In the Fall of 2024, we reached out to our 24 largest institutional stockholders representing approximately 29% of shares outstanding at the time. Seven, or 29%, of those stockholders, representing approximately 18% of our outstanding common stock, responded to our offer to engage, and we held discussions with all of the stockholders who requested a meeting. All meetings were led by the Chair of our Compensation Committee who was accompanied by members of our management team.
Compensation
In our meetings with stockholders, they expressed support for the structure and amounts of our current executive compensation program, but indicated a desire for us to provide more details about performance objectives and how we assessed those levels of performance. In response, we shared with them an overview of the recent changes the Board had made with regard to say on pay, compensation, and the company’s performance share plan. We described how we had harmonized the employment agreements for executives, basing them on industry standards. We also described our new performance share program, which is a 3-year program also based on industry standards.
Board Responsiveness to Stockholder Feedback
After considering feedback received from stockholders, we took the following actions:
•Provided more detail on achievement of performance objectives
•Provided more disclosure regarding our compensation practices and decisions
•Provided a detailed skills matrix for board members
•Confirmed that our Corporate Governance Guidelines require Directors to offer resignation in certain circumstances
•Provided more details about our stockholder engagement efforts

Inovio Pharmaceuticals, Inc.	iv	2025 Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Inovio Pharmaceuticals, Inc.:
You are invited to attend our 2025 Annual Meeting of Stockholders, which will be held virtually over the Internet, on May 20, 2025, at 9:00 a.m. Eastern Time.

1
To elect eight directors to hold office until our 2026 Annual Meeting of Stockholders and until their successors are elected and duly qualified. Our Board of Directors has nominated and recommends for election the following persons:
Simon X. Benito; Roger D. Dansey, M.D.; Ann C. Miller, M.D.; Jacqueline E. Shea, Ph.D.; Jay P. Shepard; David B. Weiner, Ph.D.; Wendy L. Yarno; Lota S. Zoth

Who Stockholders as of March 24, 2025

	2	To ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
When May 20, 2025 9:00 a.m. Eastern Time

	3	To approve, on a non-binding advisory basis, the compensation of our named executive officers we describe in our accompanying Proxy Statement.
Where Virtual-only format

	4	To approve an amendment and restatement of our 2023 Omnibus Incentive Plan.

	5	To transact such other business as may properly come before the meeting.
Dated: April 7, 2025 Inovio Pharmaceuticals, Inc. 660 W. Germantown Pike, Suite 110 Plymouth Meeting, Pennsylvania 19462
Our Board of Directors recommends a vote “for” each of the nominees and “for” proposals 2, 3 and 4.
Holders of record of our common stock and holders of record of our Series C Cumulative Convertible Preferred Stock at the close of business on March 24, 2025 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days ending the day prior to the meeting, a complete list of our stockholders of record on March 24, 2025 will be available at our principal executive offices, during ordinary business hours, for examination by any stockholder for any purpose relating to the meeting.
By order of the Board of Directors,
 Jacqueline E., Shea, Ph.D.
Chief Executive Officer

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote at the meeting even if you have previously sent in your proxy card.

Inovio Pharmaceuticals, Inc.	v	2025 Proxy Statement

Inovio Pharmaceuticals, Inc.	vi	2025 Proxy Statement

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
The Board of Directors of Inovio Pharmaceuticals, Inc. (the “Board”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held virtually over the internet, on May 20, 2025 at 9:00 a.m. Eastern Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is dated April 7, 2025. We are mailing this Proxy Statement to our stockholders on or about April 7, 2025. Unless the context requires otherwise, references to “we,” “us,” “our,” “Inovio,” and “Company” refer to Inovio Pharmaceuticals, Inc.
General Information

Voting Securities
Only stockholders of record as of the close of business on March 24, 2025 will be entitled to vote at the meeting and any adjournment thereof. As of March 24, 2025, we had the following outstanding:
36,673,464 shares of common stock 9 shares of Series C Cumulative Convertible Preferred Stock, which are convertible into an aggregate of 275 shares of common stock.

Number of Votes You may vote online at the meeting or using the automated Internet or phone system or by proxy. On the proposals presented in this Proxy Statement, each holder of shares of our:	1 vote Common stock is entitled to one vote for each share of stock held. 30 votes Series C Preferred Stock is entitled to 30 votes for each share of Series C Preferred Stock held.
Holders of our common stock and Series C Preferred Stock vote together as a single class in connection with each of Proposal Nos. 1, 2, 3 and 4. Our bylaws provide that one-third of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Thus, a quorum for this year’s Annual Meeting consists of 12,224,580 shares. Votes will be counted by the inspector of election appointed for the Annual Meeting.
The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director. Under plurality voting, the eight nominees receiving the largest number of votes cast (votes “For”) will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer’s securities in street name does not vote on a particular proposal because the broker has not received voting instructions from the customer on certain matters for which the broker is required to have instructions in order to vote and lacks discretionary authority to vote the shares. If you do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on Proposal No. 1.

Inovio Pharmaceuticals, Inc.	1	2025 Proxy Statement

General Information
The affirmative vote of the holders of a majority of the of the votes represented by shares present or represented by proxy and eligible to vote at the Annual Meeting is necessary for the approval of the Proposal Nos. 2, 3, and 4 set forth in this Proxy Statement, as explained under each proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum and could prevent the approval of a proposal because they do not count as affirmative votes. Broker non-votes will be counted as present for purposes of determining the presence of a quorum. If you do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on Proposal Nos. 3 and 4 but will be permitted to exercise discretionary authority to vote on Proposal No. 2.
Solicitation of Proxies
We will bear the cost of soliciting proxies. In addition, we will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.
Voting of Proxies
If your shares are registered in your own name, you may vote by signing and mailing a completed proxy card or by voting via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the Board nominees (Proposal No. 1); FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (Proposal No. 2); FOR approval, on a non-binding advisory basis, of the resolution regarding compensation of our named executive officers we describe in this Proxy Statement (Proposal No. 3); and FOR approval of an amendment and restatement of our 2023 Omnibus Incentive Plan (Proposal No. 4); and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to our Secretary at our principal executive offices for receipt before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting as instructed. Attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered; you must also vote at the meeting to do so.
If your shares are registered in the name of a bank or brokerage firm, you will receive instructions from the holder of record that must be followed in order for the record holder to vote the shares in accordance with your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.
Results of Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Inovio Pharmaceuticals, Inc.	2	2025 Proxy Statement

General Information
Delivery of Proxy Materials to Households
“Householding” is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries such as banks or brokers to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2025: Copies of this Proxy Statement and our 2024 Annual Report to Stockholders are also available online at www.inovio.com.

Inovio Pharmaceuticals, Inc.	3	2025 Proxy Statement

PROPOSAL ONE
ELECTION OF DIRECTORS

8 members currently on the Board of Directors
Our Board currently consists of eight members. There are eight nominees for director this year: Simon X. Benito, Roger D. Dansey, M.D., Ann C. Miller, M.D., Jacqueline E. Shea, Ph.D., Jay P. Shepard, David B. Weiner, Ph.D., Wendy L. Yarno and Lota S. Zoth. Each of the nominees is currently one of our directors who was previously elected by our stockholders.
If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2026 and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Information Regarding Directors
The information set forth below as to the nominees for director has been furnished to us by the nominees.
Nominees for Election to Our Board

Name	Present Position with the Company
Simon X. Benito	Chairman of the Board of Directors
Roger D. Dansey, M.D.	Director
Ann C. Miller, M.D.	Director
Jacqueline E. Shea, Ph.D.	President, Chief Executive Officer and Director
Jay P. Shepard	Director
David B. Weiner, Ph.D.	Director
Wendy L. Yarno	Director
Lota S. Zoth	Director

Simon X. Benito	Age: 80	Director Since: 2003

Prior to his retirement, Mr. Benito had a successful and extensive career serving several multinational corporations in senior executive positions, including 25 years at Merck & Company, Inc. His most recent positions included Senior Vice President, Merck Vaccine Division; Executive Vice President, Merck-Medco Managed Care; and Executive Director and Vice President, Merck Human Health, Japan. In addition, Mr. Benito was a Fellow of the Institute of Chartered Accountants in England and Wales for over 30 years until his retirement in 1999. From 2005 to 2022, Mr. Benito served as a director of DURECT Corporation, a publicly held specialty pharmaceutical company.

Mr. Benito qualifies to serve on our Board as he brings to our Board formal accounting and financial training and expertise, significant public company board experience, senior management experience in the health care industry, and important industry contacts.

Inovio Pharmaceuticals, Inc.	4	2025 Proxy Statement

Proposal One

Roger D. Dansey, M.D.	Age: 69	Director Since: 2021

Dr. Dansey served as the Chief Development Officer and Chief Oncology Officer for Pfizer Oncology until his retirement in February 2025, following Pfizer's acquisition of Seagen, a global biotechnology company, in December 2023. He served as President, Research and Development at Seagen from November 2022 to December 2023 and was previously the Chief Medical Officer at Seagen starting in 2018. He also served as interim Chief Executive Officer of Seagen from May 2022 until November 2022. From 2015 to 2018, Dr. Dansey was Therapeutic Area Head for Late-Stage Oncology at Merck & Co., Inc., where he was responsible for registration efforts for Keytruda® (pembrolizumab) across multiple tumor types. Earlier in his career, Dr. Dansey was the Vice President of Oncology Clinical Research at Gilead Sciences and the Global Development Lead for Xgeva® (denosumab) at Amgen, where he held multiple roles in oncology and hematology. Dr. Dansey currently serves on the board of directors of the publicly held company Kronos Bio, Inc. He holds an M.D. from the University of Witwatersrand in Johannesburg, South Africa.

Dr. Dansey qualifies to serve on our Board given his extensive experience in cancer drug development, deep oncology background, his clinical training and leadership experience.

Ann C. Miller, M.D.	Age: 67	Director Since: 2019

Dr. Miller worked at Sanofi S.A. from 2012 until her retirement in 2018, serving as Vice President of Marketing and Vice President of Global Marketing, Oncology Division. From 2009 to 2011, Dr. Miller served as Senior Vice President at Eisai Co., Ltd. leading the Primary Care and Specialty Business unit and then Pharmaceutical Services. Dr. Miller previously served in management roles in global and U.S. marketing at Amgen, Inc. for five years and in positions of increasing responsibility at Merck & Co., Inc. over 16 years. Dr. Miller previously served on the boards of directors of the publicly held companies Allena Pharmaceuticals from October 2020 to January 2023 and Puma Biotechnology, Inc. from November 2019 to December 2021. Dr. Miller received an M.D. from the Duke University School of Medicine and a B.A. in chemistry, summa cum laude, from Duke University.

Dr. Miller qualifies to serve on our Board as a result of her years of commercial experience in the biopharmaceutical industry and her clinical training.

Inovio Pharmaceuticals, Inc.	5	2025 Proxy Statement

Proposal One

Jacqueline E. Shea, Ph.D.	Age: 59	Director Since: 2022

Dr. Shea has served as our Chief Executive Officer since May 2022 and previously served as our Chief Operating Officer from 2019 until her appointment as Chief Executive Officer. Prior to joining us, Dr. Shea served as Chief Executive Officer of Aeras, a nonprofit organization developing tuberculosis vaccines, from 2015 to 2018, and as its Chief Operating Officer from 2014 to 2015. Dr. Shea previously served as Vice President of Business Development, Europe for Emergent BioSolutions Inc. from 2013 to 2014, having previously served as Senior Director of Business Development for Emergent BioSolutions from 2005 to 2008. She was Vice President and General Manager of The Oxford-Emergent Tuberculosis Consortium, a global health joint venture formed between Oxford University and Emergent BioSolutions, from 2008 to 2013. She started her career as a post-doctoral researcher at Imperial College, London. Dr. Shea holds a Ph.D. from the National Institute for Medical Research, London, and a B.Sc. Hons. in Applied Biology from the University of Bath, U.K.

Dr. Shea qualifies to serve on our Board given her broad scientific and biopharmaceutical industry experience and her experience as our Chief Executive Officer and previously as our Chief Operating Officer.

Jay P. Shepard	Age: 66	Director Since: 2020

Mr. Shepard currently serves as a Venture Partner with Catalys Pacific, a venture group focused on licensing drug programs and creating new companies in the United States and Japan. In this role, he is a co-founder and board member of two of its portfolio companies, Pathalys Pharma, Inc. and Aculys Pharma, Inc. Mr. Shepard previously was President and Chief Executive Officer of Aravive, Inc. (formerly Versartis, Inc.), a clinical-stage oncology company, from 2015 until his retirement in 2020. From 2013 to 2015, Mr. Shepard was Executive Chairman of Versartis. From 2008 until 2015, Mr. Shepard was an Executive Partner at Sofinnova Ventures, a venture capital firm focused on the healthcare industry. From 2010 to 2012, Mr. Shepard served as President and Chief Executive Officer and was a member of the board of directors of NextWave Pharmaceuticals, Inc., a specialty pediatric pharmaceutical company that was acquired by Pfizer. Between 2005 and 2008, Mr. Shepard served as interim President and Chief Executive Officer of the pharmaceutical companies Ilypsa, Inc. (acquired by Amgen) and Relypsa (Ilypsa, Inc.’s spin-out company, which was acquired by Galencia). Mr. Shepard was also vice president of commercial operations at Telik, Inc. and oncology business unit head of Alza Pharmaceuticals (acquired by Johnson & Johnson). He currently serves on the boards of directors of the publicly held companies Esperion Therapeutics, Inc. and Ironwood Pharmaceuticals, Inc. as well as chairman of the board of the Christopher and Dana Reeve Foundation. Mr. Shepard holds a B.S. in Business Administration from the University of Arizona.

Mr. Shepard qualifies to serve on our Board as a result of his years of healthcare and financial experience.

Inovio Pharmaceuticals, Inc.	6	2025 Proxy Statement

Proposal One

David B. Weiner, Ph.D.	Age: 69	Director Since: 2016

Since 2016, Dr. Weiner has served as Executive Vice President and Director of the Vaccine Center at The Wistar Institute, the nation’s first independent biomedical research institute, which is also an NCI-designated Cancer Center and an international leader in cancer, immunology and infectious disease research. Dr. Weiner is also the W. W. Smith Charitable Trust Professor of Cancer Research at The Wistar Institute. Previously, Dr. Weiner was Professor of Pathology & Laboratory Medicine at the University of Pennsylvania and Chair of the Gene Therapy and Vaccine Program at the University’s Perelman School of Medicine. He has more than 500 peer-reviewed publications in scientific journals, including mainstream scientific journals such as Scientific American, and has been designated by the Institute for Scientific Information as one of the top-cited scientists in the world. An inventor and holder of more than 100 issued and pending U.S. patents, Dr. Weiner has received numerous honors including election as a fellow to the American Association for the Advancement of Science in 2011 and the International Society for Vaccines in 2012. He was the recipient of the NIH Director’s Transformative Research Award and received the Vaccine Industry Excellence Award for Best Academic Research Team in 2015 at the World Vaccine Congress. Dr. Weiner was honored with the prestigious Hilleman Lectureship in 2015 at the Children’s Hospital of Philadelphia Grand Rounds session and received a Stone Family Award from Abramson Cancer Center for his groundbreaking work on DNA vaccines for cancer immune therapy. Dr. Weiner holds a Ph.D. in developmental biology from the University of Cincinnati College of Medicine, an M.S. in biology from the University of Cincinnati and a B.S. in biology from SUNY at Stony Brook in Stony Brook, New York.

Dr. Weiner qualifies to serve on our Board as he is a recognized leader in immunology as well as in gene vaccines and therapy.

Wendy L. Yarno	Age: 70	Director Since: 2017

Ms. Yarno retired in 2008 from Merck & Company, Inc. following a 26-year career in commercial and human resource positions of increasing seniority, ending as Chief Marketing Officer. Ms. Yarno also spent part of her career at Johnson & Johnson, Inc. in commercial positions. Ms. Yarno currently serves on the boards of directors of the publicly held companies Ideaya Biosciences, Inc., Iovance Biotherapeutics, Inc. and Tarsus Pharmaceuticals, Inc. Within the last five years, Ms. Yarno served on the boards of directors of the publicly held companies Global Blood Therapeutics, Inc., MyoKardia, Inc., Alder Biopharmaceuticals, Inc. and Aratana Therapeutics, Inc. Ms. Yarno holds a B.S. in Business Administration from Portland State University and an M.B.A. from Temple University.

Ms. Yarno qualifies to serve on our Board as a result of her years of experience in the pharmaceutical industry.

Inovio Pharmaceuticals, Inc.	7	2025 Proxy Statement

Proposal One

Lota S. Zoth	Age: 65	Director Since: 2019

Ms. Zoth currently serves on the boards of directors of the publicly held biopharmaceutical companies 89bio, Inc., and enGene Holdings, Inc. Within the last five years, she also served on the boards of directors of the public companies Lumos Pharma, Inc., Zymeworks, Inc., Spark Therapeutics, Inc., and Orexigen Therapeutics, Inc. (which was granted relief under Chapter 11 of the U.S. Bankruptcy Code in 2019). Prior to her board service, she served in senior financial roles in a variety of commercial-stage companies, including serving as MedImmune Inc.’s corporate controller from 2002 to 2004 and its chief financial officer from 2004 until its acquisition by AstraZeneca in 2007. Prior to joining MedImmune in 2002, Ms. Zoth served in financial executive roles at PSINet Inc., Sodexho Marriott Services, Inc., Marriott International and PepsiCo, Inc. Ms. Zoth also served as an auditor at Ernst & Young, LLP and is a Certified Public Accountant. Ms. Zoth holds a B.B.A. in accounting from Texas Tech University.

Ms. Zoth qualifies to serve on our Board as a result of her years of experience in senior financial roles in a variety of commercial-stage companies over a 40-year career.

Our Board unanimously recommends that you vote “FOR” each nominee listed above. The proxy holders will vote your proxy in that manner unless you specify otherwise on the accompanying proxy card.

Committees of Our Board
Audit Committee
The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by it, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee acts pursuant to a written charter that is available on our corporate website at: http://www.inovio.com.
The members of the Audit Committee currently are Lota S. Zoth (Chair), Simon X. Benito and Jay Shepard. Each member of the Audit Committee is independent under the Nasdaq listing standards. The Board has determined that Ms. Zoth and Mr. Benito are “audit committee financial experts” as defined under SEC regulations.
Compensation Committee
The Compensation Committee reviews and approves the compensation and benefits of our executive officers, including the Chief Executive Officer and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits. The Compensation Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee. The Compensation Committee acts pursuant to a written charter that is available on our corporate website at http://www.inovio.com.

The members of the Compensation Committee currently are Wendy L. Yarno (Chair), Simon X. Benito and Lota S. Zoth. Each member of the Compensation Committee is independent under the Nasdaq listing standards.
The Compensation Committee has engaged Aon, an independent compensation consultant, annually since 2016, to provide information on compensation trends and practices and to assist them in evaluating our executive compensation policy and programs. The analysis for fiscal year 2024 was used to determine appropriate levels of compensation for our executive officers and make recommendations regarding the amount and form of our executive and non-employee director compensation. The work of Aon did not raise any conflict of interest.

Inovio Pharmaceuticals, Inc.	8	2025 Proxy Statement

Proposal One
Nomination and Corporate Governance Committee
The Nomination and Corporate Governance Committee identifies prospective candidates to serve on our Board, recommends nominees for election to our Board, develops and recommends Board member selection criteria, considers committee member qualification, recommends corporate governance principles to our Board, and provides oversight in the evaluation of our Board and each committee. The Nomination and Corporate Governance Committee acts pursuant to a written charter on our corporate website at http://www.inovio.com.

The members of the Nomination and Corporate Governance Committee currently are Simon X. Benito (Chair), Roger D. Dansey, Jay P. Shepard and Wendy L. Yarno. Each member of the Nomination and Corporate Governance Committee is independent under the Nasdaq listing standards.

Attendance at Board and Committee Meetings and Stockholder Meetings
During the year ended December 31, 2024, our Board met seven times, the Audit Committee met four times, the Nomination and Corporate Governance Committee met four times and the Compensation Committee met five times. Other than Dr. Dansey, all Directors attended at least 75% of the aggregate number of meetings held by (i) our Board and (ii) those committees of our Board on which he or she served during the director’s tenure on the board or such committees. As described in his biography, Dr. Dansey’s company Seagen was acquired by Pfizer at the end of 2023, and Dr. Dansey continued to serve as Chief Development Officer and Chief Oncology Officer for Pfizer Oncology during 2024, which placed significant demands on his time and ability to attend all of our Board and Nomination and Corporate Governance Committee meetings during the year. Dr. Dansey fully retired from Pfizer in February 2025, and we therefore expect his attendance to be above 75% in 2025.
Under our Corporate Governance Guidelines, we expect our directors to attend our Annual Meeting of Stockholders. All of our directors attended our 2024 Annual Meeting of Stockholders.

Inovio Pharmaceuticals, Inc.	9	2025 Proxy Statement

CORPORATE GOVERNANCE
Governance Highlights

Number of Directors	8
Percentage of directors who are independent	75%
Directors who attended at least 75% of board and committee meetings in 2024	7
Independent Chairman of the Board director	✓
100% independent audit, compensation and nominating and corporate governance committees	✓
Board and committees may engage outside advisors independent of management	✓
Annual board and committee self-evaluations	✓
Active stockholder engagement program	✓
Corporate governance guidelines formalize the consideration of diversity factors for director nominees	✓
Stock ownership guidelines for directors and executive officers	✓
No hedging or monetization transactions	✓
All employees, officers and directors must adhere to Code of Business Conduct and Ethics	✓
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to enhancing long-term stockholder value. The Nomination and Corporate Governance Committee reviews and assesses the adequacy of the guidelines at least annually and recommends any proposed changes to the Board for approval. Our Corporate Governance Guidelines are available on our website, www.inovio.com.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees, including the principal executive officer, principal financial and accounting officer and controller. The purpose of the Code is to promote honest and ethical conduct. The Code of Business Conduct and Ethics is available on our website and is also available in print, without charge, upon written request to our corporate secretary at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462. Any amendments to or waivers of the Code of Business Conduct and Ethics will be promptly posted on our website at www.inovio.com or in a report on Form 8-K, as required by applicable laws.
Board Leadership Structure
Our Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer, works with the Chief Executive Officer in setting the agenda for Board meetings and presides over meetings of the full Board. However, our Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in our best interests and the interests of our stockholders, and therefore one person may, in the future, serve as both our Chief Executive Officer and Chairman of the Board.
The functions of our Board are carried out by the full Board and, when delegated, by the Board committees. Each director participates in our major strategic and policy decisions.

Inovio Pharmaceuticals, Inc.	10	2025 Proxy Statement

Corporate Governance
Executive Sessions
Executive sessions, which are meetings at which only non-executive directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such non-executive directors deem appropriate. A director designated at each executive session by the non-executive directors presides at the executive sessions.
Board Role in Risk Management
The risk oversight function of our Board is carried out by both the Board and the Audit Committee. Management prepares and presents an annual business plan to the Board, which identifies risks associated with our operations and is reviewed quarterly by the Board. As provided in its charter, the Audit Committee meets periodically with management to discuss major financial and operating risk exposures and the steps, guidelines and policies taken or implemented related to risk assessment and risk management. Matters of strategic risk are considered by our Board. Each quarter management reports to the Audit Committee on legal, finance, accounting and tax matters. Our Board is provided with reports on legal matters at least quarterly and on other matters related to risk oversight on an as needed basis.
Board Member Independence
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with applicable Nasdaq listing standards. Our Corporate Governance Guidelines define an “independent” director consistent with the Nasdaq definition of independence. Under our Corporate Governance Guidelines and Nasdaq listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with us or any of our subsidiaries. Members of the Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.
Our Nomination and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that, except for Drs. Shea and Weiner, all of the other current directors are “independent” in accordance with Nasdaq listing standards applicable to board of directors in general and audit or compensation committee members in particular, as applicable.
In assessing directors’ independence, our Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. In particular, the Board considered that in September 2023, we entered into an agreement with Dr. Miller under which she will provide consultancy services to us with respect to our development and commercialization strategy for INO-3107 and will receive compensation not to exceed $100,000 per year. During the year ended December 31, 2024, Dr. Miller received $39,300 for consulting services performed under this arrangement, which the Board concluded did not impair her independence. Dr. Shea is not independent because she is our Chief Executive Officer, and Dr. Weiner is not considered independent because he previously served as Chairman of our Scientific Advisory Board and, in that role, received compensation from us, including additional compensation beyond grants made to him in his capacity as a director, that exceeded $120,000 during the year ended December 31, 2022.
Director Nominations
The Nomination and Corporate Governance Committee evaluates and recommends to our Board director nominees for each election of directors. As stated in our Corporate Governance Guidelines, our Board believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Board intends to consider factors such as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Board considers diversity of perspectives, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. The Nomination and Corporate Governance Committee and our Board believe that a diverse board leads to improved company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation.

Inovio Pharmaceuticals, Inc.	11	2025 Proxy Statement

Corporate Governance
The Nomination and Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity in the board room, while giving us the benefit of familiarity and insight into our affairs that directors have accumulated during their tenure, and therefore generally re-nominates incumbent directors who continue to satisfy the Committee’s criteria for membership on our Board.
Under our Corporate Governance Guidelines, a director of our company may not accept an invitation to serve on the board of directors of another company without the prior consent of the Board. Prior to accepting any such invitation, the director shall advise the Chair of the Nomination and Corporate Governance Committee, or in his or her absence, the Chairperson of the Board, and shall provide any information that may be reasonably requested in order for the Board to evaluate whether the director’s service on the board of directors of the other company is not in our best interests and those of our stockholders. If that is the case, the director shall, prior to accepting the invitation to serve on the board of directors of the other company, offer his or her resignation from our Board and each Board committee on which he or she then serves.

The Board recognizes that the critical consideration is the director’s availability to fulfill his or her responsibilities as a director if he or she serves on the boards or board committees of other companies. None of our directors may serve concurrently on more than five public company boards, including our Board.

In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.
The Nomination and Corporate Governance Committee’s goal is to assemble a board that brings to us a variety of perspectives and skills, and sound business understanding and judgment, derived from high quality business, professional, governmental, community, scientific or educational experience. In doing so, the Nomination and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.
Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nomination and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our stockholders. The Nomination and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of our Board must meet the criteria for an “audit committee financial expert” as defined by SEC rules. The Nomination and Corporate Governance Committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.
All directors and director nominees are required to submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nomination and Corporate Governance Committee.
The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of our Board who are willing to continue in service. Each year the Nomination and Corporate Governance Committee undertakes a board assessment process, which gathers data on the functioning of the Board and its committees and evaluates each member of the Board with respect to a number of attributes. The Committee considers for re-nomination current members of our Board with skills and experience that are relevant to our business balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and our Board will be consulted for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that our Board requires additional candidates for nomination, the Nomination and Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.
The Nomination and Corporate Governance Committee will consider nominees recommended by stockholders. Our bylaws provide that nominations shall be made pursuant to timely notice in writing to our corporate secretary. To be timely, in the case of a stockholder seeking to have a nomination included in our proxy statement, a stockholder’s notice must be delivered to or mailed

Inovio Pharmaceuticals, Inc.	12	2025 Proxy Statement

Corporate Governance
and received at our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders. However, if we did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. If the stockholder is not seeking inclusion of the nomination in our proxy statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at our principal executive offices not less than 90 days prior to the date of the annual meeting.
The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, or the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of our capital stock that are beneficially owned by the stockholder; (c) as to the stockholder giving the notice and any Stockholder Associated Person, as described below, to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any Relevant Hedge Transaction, as described below, has been entered into, and (d) as to the stockholder giving the notice and any Stockholder Associated Person, (1) whether and the extent to which any Derivative Instrument is directly or indirectly beneficially owned, (2) any rights to dividends on our shares owned beneficially by such stockholder that are separated or separable from the underlying shares, (3) any proportionate interest in our shares or Derivative Instruments, as described below, held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (4) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of our shares or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.
For purposes of our bylaws:
•A “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of our stock owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person;
•A “Relevant Hedge Transaction” is any hedging or other transaction or series of transactions, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock), the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, a stockholder with respect to any share of our stock; and
•“Derivative Instrument” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital stock or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of our shares.
Environmental, Social and Governance ("ESG") Practices
At Inovio, we are committed to improving health globally through the discovery, development and delivery of DNA medicines to help protect people from infectious diseases and treat people with cancer and conditions associated with HPV. Patients have always been at the center of our mission to power the future of potentially life-saving and life-changing DNA medicines. Our pipeline is focused on addressing high unmet medical needs like RRP, a debilitating and rare disease. RRP patients and others suffering from a wide range of diseases including global health conditions are a constant reminder of why we must keep working to deliver on the promise of DNA medicines.

Inovio Pharmaceuticals, Inc.	13	2025 Proxy Statement

Corporate Governance
As we advance our pipeline, we will continue to work to implement core access principles, including assessing our clinical research programs for opportunities to include under-represented communities and those disproportionately affected by the diseases we study. Our vision for the future is a world free from disease, where all patients get the treatment they need.

Our Board and management are committed to long-term value driven by the pillars of governance, social responsibility, and integrity across all we do, including employee engagement, research and development, operations and access to medicines for patients. Accordingly, the Company has an ESG working group and our Board has assigned oversight of our ESG policies and practices to the Nomination and Corporate Governance Committee. As part of this effort, we plan to engage both internal and external stakeholders in ESG-specific conversations and identify priority ESG-related objectives. We expect that these engagements will enhance our commitment to these important topics.
Environmental
We recognize the importance of understanding, mitigating, and reporting on our global environmental footprint. As we continue to gain a better understanding of our office and laboratory facilities, and other direct and indirect greenhouse gas emission sources, we intend to develop strategic reduction methods and lower energy-related costs. We plan to establish better tracking and measurement tools, refining strategies and determining targets to drive our environmental performance.
Current practices include:
•Providing filtered water stations throughout our facilities to help eliminate can and bottle use and providing reusable mugs, cups, plates and utensils to employees.
•Reducing, recycling and reusing our resources when practicable.
•Seeking to align with partners and suppliers who we believe share our vision.
•Utilizing an environmental, health and safety team which stays abreast of local, regional and global trends and ensures safety procedures are in place to mitigate workplace injuries and safety risks.
•Requiring employees to complete training in various safety procedures for the laboratories and manufacturing facilities, as well as specialized safety training based on particular job duties.
Social
We have a values-driven culture that starts with our senior management team. We believe that having an inclusive environment leads to increased performance, better decision making, increased productivity, and greater motivation.
Our team represents a broad range of cultural and professional backgrounds that enrich our culture.

Employee Population as of December 31, 2024	Female	People of Color*
Overall Population	51%	46%
Senior Management Team (Vice President and above)	20%	20%
* All U.S. Equal Employment Opportunity Commission’s categories of race other than white (not Hispanic or Latino).
Human Capital Management
We seek to attract, develop, retain, and reward a high-performance workforce in an extremely competitive recruitment and retention market to achieve our mission, vision, and goals. To nurture, grow, and treat our employees fairly is imbued in our culture, and we have invested in creating an exceptional work culture. Program highlights include:
•A total rewards package with competitive compensation and comprehensive benefits that we believe are among the best in our industry.
•A company-wide comprehensive wellness program that includes financial, physical and mental well-being.
•Frequent communications with employees through a variety of communication methods, including video and written communications, town hall meetings, employee surveys and our Company intranet.

Inovio Pharmaceuticals, Inc.	14	2025 Proxy Statement

Corporate Governance
Governance - Corporate Responsibility and Ethics
One of our core values is accountability, and we are committed to operating with truthfulness and transparency in accordance with the highest ethical and corporate governance standards. To this end, we maintain a Code of Business Conduct and Ethics and hold ourselves accountable to it in all we do. Our Code of Business Conduct and Ethics covers a variety of topics, including (i) complying with laws, rules, regulations and ethics, (ii) bribery and corruption, and (iii) conflicts of interest. All of our employees are provided with training and reference materials to reinforce this commitment to integrity and ethics in our business. In addition to our Code of Business Conduct and Ethics, our other policies are clearly defined and include guidance on topics including, but not limited to, our Corporate Governance Guidelines and our Insider Trading Policy.
Our Board of Directors, along with the Audit, Compensation and Nomination and Corporate Governance committees, conducts an annual governance review, which includes review, benchmarking and revision of our significant corporate and compensation policies. In addition to our Code of Business Conduct and Ethics mentioned above, these policies include, among others, our Corporate Governance Guidelines, and our Insider Trading Policy. This periodic review also encompasses the structure and governance of our Board of Directors. The Nomination and Corporate Governance Committee is responsible for overseeing this governance review process, and each committee evaluates policies within its purview and recommends changes to our Board of Directors.
Insider Trading Policy and Policy Regarding Hedging and Pledging of Our Common Stock
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, consultants and contractors that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024.
From time to time, we may also engage in transactions in our securities. With respect to any such transactions, it is our intent to comply with applicable laws and regulations relating to insider trading.
Our executive officers, employees, directors and third parties with whom we have business relationships with, such as consultants and contractors, are also subject to our Amended and Restated Code of Business Conduct and Ethics, which prohibits against purchasing financial instruments designed to hedge or offset any decrease in the market value of our common stock or engage in any transaction that would have the effect of reducing or eliminating the economic risk of holding our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds).
Our Insider Trading Policy also prohibits all employees and directors, and some consultants and contractors, from engaging in short-term or speculative transactions in the Company’s securities, including pledging and purchasing Company securities on margin, without the prior written consent of the Compensation Committee of the Board.
Communications Policy
Our Board has procedures in place designed to ensure effective communication among us, our stockholders, prospective investors and the public, including the dissemination of information on a regular and timely basis. Stockholders who want to communicate with our Board or any individual director can write to our Secretary at the following address: 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462. Your letter should indicate that you are one of our stockholders. Depending on the subject matter, management will:
•Forward the communication to the director or directors to whom it is addressed;
•Attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or
•Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Inovio Pharmaceuticals, Inc.	15	2025 Proxy Statement

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information as of March 24, 2025 with respect to the beneficial ownership of our common stock by (i) each person known to us to be the beneficial owners of more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock underlying warrants, options or RSUs held by that stockholder that are exercisable or issuable as the case may be, within 60 days of March 24, 2025 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder’s percentage of ownership in the following table is based upon 36,673,464 shares of common stock outstanding as of March 24, 2025.

Beneficial Owner of Shares of Common Stock(1)(2)	Number of Shares of Common Stock Beneficially Owned	Percent of Total Shares of Common Stock

5% Stockholders:
Deep Track Capital, LP(3)	3,667,346	9.9%
Highbridge Capital Management, LLC (4)	3,633,333	9.1%
Stonepine Capital Management, LLC (5)	1,916,666	5.1%
BlackRock, Inc. (6)	1,908,511	5.2%
Directors and Named Executive Officers:
Jacqueline E. Shea, Ph.D.(7)	276,160	*
Simon X. Benito(8)	27,671	*
Roger D. Dansey, M.D.(9)	21,582	*
Ann C. Miller, M.D.(10)	24,108	*
Jay P. Shepard (11)	22,399	*
David B. Weiner, Ph.D.(12)	139,683	*
Wendy L. Yarno(13)	25,784	*
Lota S. Zoth(14)	22,957	*
Michael Sumner, M.D.(15)	63,472	*
Peter D. Kies(16)	133,835	*
All current executive officers and directors as a group (11 persons)(17)	874,306	2.3%
* Less than 1%
1.This table is based upon information supplied by officers, directors and principal stockholders. Except as otherwise noted below, the address of each stockholder listed is in care of our principal executive offices at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462.

Inovio Pharmaceuticals, Inc.	16	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
2.Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities. Applicable percentages are based on 36,673,464 shares of common stock outstanding on March 24, 2025, adjusted as required by rules promulgated by the SEC.
3.Based in part on a Schedule 13G filed with the SEC by Deep Track Capital, LP (“Deep Track Capital”), Deep Track Biotechnology Master Fund, Ltd. (“Deep Track Master Fund”) and David Kroin on April 26, 2024. Consists of 3,119,162 shares of common stock and 548,184 shares of common stock issuable upon exercise of warrants held by Deep Track Biotechnology Master Fund Ltd. (“Deep Track Master Fund”). The reported amount excludes warrants held by Deep Track Master Fund through which it will have the right, once exercisable, to acquire an additional 2,902,089 shares of common stock. The number of shares beneficially owned by Deep Track Master Fund in the aggregate is limited to a maximum of 9.99% of our outstanding common stock. Deep Track Capital serves as the investment manager of Deep Track Master Fund and may be deemed to beneficially own the shares held by Deep Track Master Fund. Deep Track Capital GP, LLC is the general partner of Deep Track Capital. David Kroin is the Chief Investment Officer of Deep Track Capital and managing member of Deep Track Capital GP, LLC and may be deemed to beneficially own the shares held by Deep Track Master Fund. The address of Deep Track Capital and David Kroin is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830, and the address for Deep Track Master Fund is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, KY1-9001, Cayman Islands.
4.This information has been obtained from a Schedule 13G filed on February 10, 2025 by Highbridge Capital Management, LLC, reporting shares held as of December 31, 2024. The principal business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, NY 10172. Highbridge Capital Management, LLC reported shared voting and dispositive power with respect to 300,000 shares of common stock and 3,333,333 shares of common stock issuable upon exercise of warrants.
5.This information has been obtained from a Schedule 13G/A filed on December 23, 2024 by Stonepine Capital Management, LLC, reporting shares held as of December 17, 2024. The principal business address of Stonepine Capital Management, LLC is 919 NW Bond Street, Suite 204, Bend, OR 97703. Stonepine Capital Management, LLC reported shared voting and dispositive power with respect to 1,000,000 shares of common stock and 916,666 shares of common stock issuable upon exercise of warrants.
6.This information has been obtained from a Schedule 13G/A filed on February 5, 2025 by BlackRock Inc, reporting shares held as of December 31, 2024. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. BlackRock Inc reported sole voting power with respect to 1,873,276 shares of common stock and sole dispositive power with respect to 1,908,511 shares of common stock.
7.Includes 206,366 shares of common stock issuable pursuant to options exercisable and 23,244 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
8.Includes 15,480 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
9.Includes 12,666 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
10.Includes 14,231 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
11.Includes 13,190 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
12.Includes 53,063 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
13.Includes 15,272 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
14.Includes 14,231 shares of common stock issuable pursuant to options exercisable and 2,167 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
15.Includes 47,858 shares of common stock issuable pursuant to options exercisable and 2,385 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.
16.Includes 100,637 shares of common stock issuable pursuant to options exercisable and 4,771 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025. Also includes 375 shares held by Mr. Kies’s spouse.
17.Includes 575,319 shares of common stock issuable pursuant to options exercisable and 50,340 shares of common stock underlying RSUs which will vest within 60 days of March 24, 2025.

Inovio Pharmaceuticals, Inc.	17	2025 Proxy Statement

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program
The Board of Directors has approved cash compensation to be paid by the Company to its non-employee directors in the form of annual retainer payments as shown in the following table:

	Chairperson ($)	Member ($)
Board of Directors	80,000	45,000
Audit Committee	20,000	10,000
Compensation Committee	15,000	7,500
Nomination and Corporate Governance Committee	15,000	7,500
Finance Committee	10,000	5,000
Commercial Committee	15,000	7,500
Clinical Development Advisory Committee	15,000	7,500
In May 2023 the Board approved an increase to the initial and annual equity compensation for all Board members to bring the Company up to approximately the median among its peer group companies. Upon election or appointment to our Board, each of our non-employee directors is granted equity awards equivalent to stock options exercisable for 11,666 shares of our common stock, at the then fair market value pursuant to the terms of our 2023 Omnibus Incentive Plan, to be allocated as non-qualified stock options or restricted stock units ("RSUs") at a ratio determined from time to time by our Board or its Compensation Committee, which the Compensation Committee has currently set at approximately 1.33 stock options to 1 RSU. In addition, each non-employee director is automatically granted equity awards equivalent to a stock option to purchase up to 5,833 shares of our common stock if he or she remains on our Board on the date of each annual meeting of stockholders. Such awards will be allocated as non-qualified stock options and RSUs at a ratio determined from time to time by our Board or its Compensation Committee, which the Compensation Committee has currently set at approximately 1.33 stock options to 1 RSU.
2024 Non-Employee Director Option and Restricted Stock Unit Grants
During the year ended December 31, 2024, each of our non-employee directors, Mr. Benito, Dr. Dansey, Dr. Miller, Mr. Shepard, Dr. Weiner, Ms. Yarno and Ms. Zoth, were granted options to purchase 2,917 shares of our common stock exercisable at $10.99 per share. Each of the foregoing option grants was made in accordance with our non-employee director compensation policy.
During the year ended December 31, 2024, each of our non-employee directors was also granted 2,167 RSUs. Each of the foregoing RSU grants was also made in accordance with our non-employee director compensation policy.

Inovio Pharmaceuticals, Inc.	18	2025 Proxy Statement

Director Compensation
Director Compensation Table
The following table sets forth certain information with respect to non-employee director compensation during 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)

Simon X. Benito(3)	110,625	23,815	26,026	—	160,466
Roger D. Dansey, M.D.(4)	67,500	23,815	26,026	—	117,341
Ann C. Miller, M.D.(5)	67,500	23,815	26,026	39,300	156,641
Jay P. Shepard(6)	80,000	23,815	26,026	—	129,841
David B. Weiner, Ph.D.(7)	52,500	23,815	26,026	72,000	174,341
Wendy L. Yarno(8)	82,500	23,815	26,026	—	132,341
Lota S. Zoth(9)	77,500	23,815	26,026	—	127,341
1.Represents the grant date fair value of RSU awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
2.Represents the grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
3.At December 31, 2024, Mr. Benito held options to purchase 16,105 shares of our common stock and 2,167 unvested RSUs.
4.At December 31, 2024, Dr. Dansey held options to purchase 12,666 shares of our common stock and 2,167 unvested RSUs.
5.The amounts presented in the “All Other Compensation” column for Dr. Miller represent payments for consulting services. At December 31, 2024, Dr. Miller held options to purchase 14,231 shares of our common stock and 2,167 unvested RSUs.
6.At December 31, 2024, Mr. Shepard held options to purchase 13,190 shares of our common stock and 2,167 unvested RSUs.
7.The amounts presented in the “All Other Compensation” column for Dr. Weiner represent payments for consulting services. At December 31, 2024, Dr. Weiner held options to purchase 61,396 shares of our common stock and 5,083 unvested RSUs.
8.At December 31, 2024, Ms. Yarno held options to purchase 15,272 shares of our common stock and 2,167 unvested RSUs.
9.At December 31, 2024, Ms. Zoth held options to purchase 14,231 shares of our common stock and 2,167 unvested RSUs.

Inovio Pharmaceuticals, Inc.	19	2025 Proxy Statement

EXECUTIVE COMPENSATION

Overview
We are a clinical-stage biotechnology company focused on developing and commercializing DNA medicines to help treat and protect people from diseases associated with HPV, cancer, and infectious diseases. The success of development companies is significantly influenced by the quality and motivation of their workforce. The core principle of our compensation for executive officers continues to be a strong pay-for-performance structure that ties a significant portion of each executive officer’s compensation to corporate performance. We seek to provide a competitive total compensation opportunity for our executive management team through a combination of base salary, cash incentive bonuses, long-term equity incentive compensation and benefit programs. Our pay-for-performance structure drives the amount of pay that is actually realized.
We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2024 executive compensation program for our named executive officers.
Our named executive officers (“NEOs”) for the year ended December 31, 2024 were as follows:

Name	Position
Jacqueline E. Shea, Ph.D.	President, Chief Executive Officer and Director
Michael Sumner, M.D.	Chief Medical Officer
Peter D. Kies	Chief Financial Officer
2024 Business Highlights

•Made progress toward our goal of submitting a BLA for our lead candidate, INO-3107, as a treatment for RRP.
•Reported durability data from a retrospective trial of INO-3107 showing that patients continued to improve up to three years following an initial treatment.
•Presented new immunology data supporting the mechanism of action behind INO-3107's ability to create an anti-viral immune response in papillomas and airway tissues correlating with a clinical reduction in the need for surgery. This data was published online by the peer-reviewed journal, Nature Communications.
•The European Medicines Agency's Committee for Advanced Therapies certified the quality and non-clinical data for INO-3107.
•INO-3107 was designated an innovative medicine as part of the U.K.'s Innovative Licensing and Access Pathway.
•Entered into a clinical collaboration and supply agreement with Coherus BioSciences, Inc. and advanced development plans for a Phase 3 trial for INO-3112, in combination with LOQTORZI® (toripalimab-tpzi), in oropharyngeal squamous cell carcinoma.
•Advanced development plans for a Phase 2 trial for INO-4201 as a potential booster to a currently approved Ebola vaccine.

Inovio Pharmaceuticals, Inc.	20	2025 Proxy Statement

Executive Compensation
Key Aspects of 2024 Executive Compensation: Strong Performance Orientation
Approximately 70% of our Chief Executive Officer’s target total compensation for the year ended December 31, 2024 was variable and at-risk. For 2024, the long-term incentive equity awards granted to each of our named executive officers consisted of stock options, of which 25% vested immediately and the remainder vesting ratably over three years thereafter; time-based restricted stock units, which vest ratably over three years from the date of grant; and performance-based restricted stock units that only vest based on the achievement of specified company milestones and/or total stockholder return over a specified period.

We place significant emphasis on variable, performance-based incentive compensation that focuses on our executives’ efforts to deliver both short-term and long-term goal achievement for our stockholders without encouraging excessive risk-taking. We accomplish this by placing a substantial portion of our executive officers’ total compensation “at-risk.” We consider compensation to be “at-risk” if it is subject to achievement of meaningful pre-set, objective goals, such as in our annual incentive program, or if it depends on the trading price of our common stock, as in our long-term incentive program.

The graphics below illustrate the mix of fixed base salary, target annual incentive and long-term target incentive compensation for our CEO and other non-CEO named executive officers for the year ended December 31, 2024 and the high proportion that was variable and at-risk.

■	Base	■	Bonus
■	RSUs	■	Performance Based RSUs
■	Market Based RSUs	■	Options
The proportion of total compensation that was variable and at-risk establishes the link between pay and performance for the CEO and other non-CEO named executive officers and strengthened the alignment of the interests of these officers with those of the Company and its stockholders.

At-Risk Pay Elements	Other Pay Elements

Performance-based annual cash incentive payouts awarded at the determination of the Board based on actual performance of the Company based on a set of predetermined corporate objectives.
Long-term equity-based incentive compensation, including stock options, time-based RSUs and performance-based RSUs tied to achievement of specified company milestones and/or total stockholder return over a specified period.
Base salary in alignment with peers and reflects industry standards in pay value.

Inovio Pharmaceuticals, Inc.	21	2025 Proxy Statement

Executive Compensation
Annual Cash Incentive: Payouts Reflecting Pay for Performance Alignment
At the beginning of 2024, we established annual cash incentive plan goals that management and the Compensation Committee considered rigorous, aggressive and challenging, attainable only with strong performance, and that took into account relevant opportunities and risks.
As discussed below, the objective, measurable goals fell into five categories:
•Complete development and prepare for the commercialization of INO-3107 for the treatment of RRP
•Develop HPV-driven immunotherapies for cancer (INO-3112) and determine commercialization path
•Develop immunotherapy pipeline for chronic viral diseases, pre-cancers and cancers
•Develop preventative vaccines and therapies to address infectious diseases
•Other corporate objectives (including financing, communications and human resources)
The clinical and regulatory objectives categories required enrollment, trials and other development activities for new product candidates. The corporate objectives involved raising capital and developing strategic plans.
The Compensation Committee set challenging targets and evaluated performance achievement relative to the goals. Based on achievement of the foregoing components, actual bonus payouts to our named executive officers for 2024 performance were at 78% of the targeted amounts. See “Executive Compensation Components—Performance-Based Annual Cash Incentive Compensation” for additional detail.
Our Executive Compensation Program
Program Objectives
We design our executive compensation program to achieve the following objectives:
•Motivate and reward executives whose knowledge, skills and performance are essential to our success;
•Align the performance of our executives and the interests of our stockholders;
•Recruit and retain executive talent; and
•Support the corporate business strategy and business plan by rewarding achievement based on our expectations for results and attainment of short-term and long-term goals by our executives.
2024 Say-on-Pay Vote
At our annual meeting of stockholders in 2024, 74% of the votes cast on the say-on-pay proposal supported the proposal, which was higher than the 64% level of support for this proposal at our 2023 annual meeting and 70% at our 2022 annual meeting. Our Board and our Compensation Committee value the opinions of our stockholders, and we believe that it is important for our stockholders to have an opportunity to vote on this proposal annually. In addition to our annual advisory vote on executive compensation, we are committed to ongoing engagement with our stockholders on executive compensation and corporate governance issues.
Since our 2024 Annual Meeting and as part of our off-season stockholder engagement efforts, we reached out to our 24 largest institutional stockholders representing nearly 29% of our outstanding common stock. Seven, or 29% of those stockholders representing approximately 18% of our outstanding common stock, responded to our offer to engage, and we held discussions with all of the stockholders who wanted to meet. All meetings were led by the Chair of the Compensation Committee who was accompanied by members of our management team. In these discussions we receive valuable feedback, which helps inform our Board's discussions of our corporate governance practices, environmental goals, and employment and executive compensation program, policies, and practices for the year ahead. Overall, the stockholders we met with through our stockholder engagement efforts supported our executive compensation program. For more information, see the section above titled “Board Responsiveness to Stockholder Feedback.”

Inovio Pharmaceuticals, Inc.	22	2025 Proxy Statement

Executive Compensation
We took the results from our prior years’ “say on pay” advisory votes and the feedback we received from stockholder engagements into consideration in making decisions regarding executive compensation for 2024 and 2025. Specifically, in response to our stockholders’ feedback that there should be more transparency around our compensation practices and decisions, we have decided to provide significantly more disclosure regarding our practices and decisions regarding executive compensation than is required under SEC rules for smaller reporting companies. Additionally, our Compensation Committee added PSU Awards into our executive compensation program. The Compensation Committee also continued to refine the performance goals and vesting structure of our performance-based elements of our compensation program, such as the PSU Awards and the annual cash incentive plan, so that goals remain rigorous and tied to key business strategy.
Our Compensation Committee will monitor and continue to evaluate our executive compensation program going forward in light of our stockholders’ views and our transforming business needs. Our Compensation Committee will continue to consider the outcome of our “say on pay” votes and our stockholders’ views when making future compensation decisions for our NEOs.
Compensation Process
Role of the Compensation Committee
The Compensation Committee of our Board has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules and is a “non-employee” director as defined under Section 16 of the Exchange Act.
Our Compensation Committee determines all compensation matters for our named executive officers (excluding our CEO), including base salary, bonuses, and equity compensation. Utilizing input from our Chief Executive Officer as well as that of independent compensation consultants as needed, the Compensation Committee makes an independent decision on compensation for each executive. The Compensation Committee also oversees the Chief Executive Officer and other senior officers in making compensation determinations of our non-executive staff. The Compensation Committee assesses performance on a number of subjective and objective factors, including the achievement of company and individual performance goals.
The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance and reports its evaluation to the Board. The Board reviews the Compensation Committee’s evaluation and recommendation and also evaluates the Chief Executive Officer’s performance according to the goals and objectives established periodically by the full Board. This review serves as the basis for the recommendation of the Compensation Committee on Chief Executive Officer compensation. The Chief Executive Officer does not play any role with respect to any matter affecting her own compensation and is not present when the Compensation Committee discusses and formulates the compensation recommendation.
Role of the Independent Compensation Consultant
The Compensation Committee recognizes that there is value in procuring independent, objective expertise and counsel in connection with fulfilling its duties.
The Compensation Committee has the authority to engage advisers to assist the committee in carrying out its duties. The Compensation Committee has engaged the Human Capital Solutions practice of Aon, a division of Aon plc (“Aon”), an independent compensation consultant, to provide information on compensation trends and practices and to assist in evaluating our executive compensation policy and programs. The Compensation Committee engaged Aon in 2024 for compensation consulting services. To facilitate the Compensation Committee’s review and decision making for the overall compensation strategy, Aon provided the Compensation Committee with a peer group proxy study. Aon does not provide services to our management without the Compensation Committee’s approval, but has been directed by the Compensation Committee to work in cooperation with management as necessary to gather information to carry out its obligation to the Compensation Committee. The Compensation Committee has assessed the independence of Aon pursuant to SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Aon from serving as an independent consultant to the Compensation Committee.

While the Compensation Committee took into consideration the review and recommendations of Aon when making decisions about our executive compensation program, ultimately, the Compensation Committee made its own independent decisions about compensation matters.

Inovio Pharmaceuticals, Inc.	23	2025 Proxy Statement

Executive Compensation
Role of the Chief Executive Officer
The Compensation Committee works with our Chief Executive Officer to set the target total direct compensation of each of our named executive officers other than our Chief Executive Officer. As part of this process, our Chief Executive Officer evaluates each named executive officer, determines her recommendations about the target compensation of each named executive officer and delivers her evaluations and compensation recommendations to the Compensation Committee.
Taking into account the Chief Executive Officer’s evaluations and recommendations and other information it deems relevant, such as our achievement of corporate goals, the executive officer’s achievement of individual goals, responsibilities and experience, as well as the compensation philosophy described above and with reference to the peer group data, the Compensation Committee sets the target total direct compensation of our named executive officers. The Compensation Committee sets the compensation for our Chief Executive Officer and each of our named executive officers.
Peer Group
Each year, the Compensation Committee reassesses the group of peer companies used as a reference point for evaluating executive compensation. In connection with determining the compensation of the CEO and other executive officers, the Compensation Committee conducted a review of the peer group it had used for making 2023 compensation decisions to ensure its continued appropriateness for 2024 using the same criteria as it had used in the prior year, which were as follows:
•Biotechnology companies;
•Companies primarily with product candidates in Phase 3 clinical trials or NDA/newly marketed, with a preference towards immuno-oncology and oncology vaccine development;
•Market capitalization between $150 million and $1.5 billion; and
•Between 100-800 employees.

These criteria yielded the same 20 peer companies as had been used for the prior year:

Adaptimmune Therapeutics plc (ADAP)	Deciphera Pharmaceuticals	Karyopharm Therapeutics, Inc. (KPTI)
Agenus, Inc. (AGEN)	Epizyme, Inc.	MacroGenics, Inc.
Alector, Inc. (ALEC)	FibroGen, Inc. (FGEN)	PureTech Health plc (PRTC)
Allakos, Inc. (ALLK)	Forma Therapeutics, Inc.	Replimune Group (REPL)
Arcus Biosciences (RCUS)	Heron Therapeutics, Inc. (HRTX)	Seres Therapeutics, Inc. (MCRB)
Atara Biotherapeutics, Inc. (ATRA)	ImmunoGen, Inc.	TG Therapeutics, Inc. (TGTX)
ChemoCentryx, Inc.	Iovance Biotherapeutics (IOVA)

Peer Group Statistics as of July 15, 2022	Market Capitalization (millions)
25th Percentile	$338.5
50th Percentile	$624.3
75th Percentile	$931.3
Inovio	$433.7
Percentile Rank	38%

In addition to using data from this peer group, we use supplemental survey data to evaluate the market for competitive pay.

Inovio Pharmaceuticals, Inc.	24	2025 Proxy Statement

Executive Compensation
Our Compensation Committee obtained a competitive market analysis for our peer group for base salary, target annual bonus, actual annual bonus, aggregate equity award value, total target compensation and total actual compensation, which it uses to compare the compensation of our executive officers against the peer group. However, individual compensation decisions may deviate from the peer data, as the peer data is only one factor of many that the Compensation Committee considers in making its independent compensation decisions in the context of the factors discussed below under the section titled “Compensation Components."
Executive Compensation Components
Our executive compensation primarily consists of base salary, performance-based annual cash incentive compensation and long-term equity-based compensation. We place significant emphasis on performance-based incentive compensation that focuses on our executives’ efforts to deliver both short-term and long-term goal achievement for our stockholders without encouraging excessive risk taking.
The factors our Compensation Committee considered for each of our executives in 2024 included:
•Overall corporate performance during 2024 as measured against predetermined performance goals;
•The roles and responsibilities of our executives in executing the corporate goals;
•Our executives’ performance during 2024 in general and as measured against predetermined performance goals;
•The individual experience and skills of our executives;
•Any contractual commitments we have made to our executives regarding compensation; and
•Compensation paid by similar companies to their executives with similar roles and responsibilities.
Base Salary
Base salaries of executive officers are reviewed and approved annually by our Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) our financial results for the previous year, and (iv) our financial condition. Our Chief Executive Officer does not make recommendations regarding her own compensation. In addition, in establishing the total compensation package for our Chief Executive Officer, the Compensation Committee pursues the same objectives and policies that apply for our other executive officers.
Base salary reflects job responsibilities, value to us and individual performance, taking into consideration the need to attract and retain our executives. We determine salaries for our named executive officers initially by reference to each executive’s employment agreement, which we describe below. The Compensation Committee determines any increase over these salaries based upon recommendations of our Chief Executive Officer and other factors, except in the case of the Chief Executive Officer’s own compensation. The Compensation Committee generally reviews base salaries of our executives annually and adjusts salaries from time to time to realign salaries with market levels, individual performance and the performance of the Company.
In February 2024, the Compensation Committee reviewed base salary levels and determined to leave base salaries for certain of our named executive officers at their 2023 levels. Achievement of individual and corporate accomplishments along with the executive officer’s level of responsibility, competitive factors and our internal policies regarding salary increases were considered in this decision.

Annual base salaries for each of our named executive officers for 2023 and 2024 were as follows:

Name	2023 Salary ($)	2024 Salary ($)	Increase (%)

Jacqueline E. Shea, Ph.D.	728,000	728,000	—%
Michael Sumner, M.D.	520,000	535,600	3%
Peter D. Kies	506,806	506,806	—%

Inovio Pharmaceuticals, Inc.	25	2025 Proxy Statement

Executive Compensation
Performance-Based Annual Cash Incentive Compensation
We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement of annual goals and objectives. At the end of each calendar year, annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of predetermined corporate objectives established and communicated to executives at the beginning of the previous year.
Each year, the Chief Executive Officer provides company goals to the Board for review and the Board reviews and approves the goals and assigns weightings. The weightings for each goal vary year to year depending on the importance of the goal for a particular year. At the end of the year, the Compensation Committee determines an overall corporate performance score that is then multiplied by each executive’s target bonus, which is expressed as a percentage of base salary.
For 2024, the target bonus percentages for our Chief Executive Officer and our other named executive officers were 60% and 40%, respectively, of their annual base salaries, consistent with our philosophy that a significant portion of each executive’s total target compensation should be performance-based. The target percentages also reflect the Compensation Committee’s review of internal pay equity.

The corporate objectives for 2024 were structurally similar to those in 2023, focusing on the clinical and preclinical development of our product candidates, as well as other strategic goals such as fundraising and business development. To determine our corporate performance percentage for 2024, the Compensation Committee took into account both the extent to which the performance goals had been achieved as well as the relative difficulty of achieving the goals that were met and that were only partially met. The Compensation Committee determined our corporate performance percentage to be 78% of the target performance level for 2024.

Inovio Pharmaceuticals, Inc.	26	2025 Proxy Statement

Executive Compensation
The table below provides additional details about the Compensation Committee's assessment of our actual performance against our 2024 corporate goals:

2024 Corporate Objectives	Target Weighting (%)	2024 Achievements	Actual Achievement (%)
Complete development and prepare for commercialization: INO-3107 (RRP)	60	•Completed RRP-002 retrospective trial and reported positive year 2 and 3 efficacy data •Reported full safety and immunogenicity data for RRP-001 Phase 1 / 2 trial •Pre-BLA meeting held with FDA to align on submission and non-device BLA modules complete and ready for submission •Innovative medicine designation awarded by UK ILAP and EMA CAT certification received for quality and non-clinical data •Confirmatory trial sites identified and CRO engaged •Progressed commercial readiness plans and hired new CCO	43
Develop HPV-driven immunotherapies for cancer (INO-3112) and determine commercialization path	14	•Announced clinical supply and collaboration agreement with Coherus Biosciences Inc to evaluate the combination of INO-3112 with LOQTORZI in a Phase 3 trial in HPV positive OPSCC •Gained alignment with FDA on proposed Phase 3 trial design and received initial regulatory feedback from European regulators on trial design	14
Develop immunotherapy pipeline for chronic viral diseases, pre-cancers and cancers	4	•Determined next step for INO-5401 in newly diagnosed GBM is a controlled Phase 2 trial •New discovery candidate	2
Develop preventative vaccines and therapies to address infectious diseases	4	•Reported FANG assay data for INO-4201 as an Ebola vaccine booster and proposed Phase 2 trial design for INO-4201 to FDA •Completed 12 months of follow-up in ongoing Phase 1 trial of DMAbs targeting SARS-CoV-2	2
Other corporate objectives (including financing, communications and human resources)	18	•Strengthened balance sheet with total net proceeds of more than $60M from two offerings of equity securities in a difficult market environment •Continued to build the company and infrastructure ahead of potential launch for INO-3107	17
Total	100		78

For each corporate objective described above, partial credit could be given by the Compensation Committee based on the actual level of achievement. In the event that achievement of a predetermined stretch goal within the objectives described above was achieved, the Compensation Committee could give up to 50% extra credit for that objective.
At the time the Compensation Committee set our goals for 2024, the Compensation Committee believed that each of the corporate objectives were achievable at the target level, but only with significant effort.

Inovio Pharmaceuticals, Inc.	27	2025 Proxy Statement

Executive Compensation
The following table shows the non-equity incentive plan payouts to our named executive officers for 2024:

Name	Base Salary ($)	Target Opportunity (%)	Target Opportunity ($)	Weighted Performance Payout Percentage (%)	Total Payout ($)

Jacqueline E. Shea, Ph.D.	728,000	60	436,800	78	340,704
Michael Sumner, M.D. (1)	535,600	40	214,240	78	167,107
Peter D. Kies	506,806	40	202,722	78	158,123
1.See immediately below under “Increased Bonus Payout to Michael Sumner, M.D.” for a discussion of Dr. Sumner’s increased bonus payout.
Increased Bonus Payout to Michael Sumner, M.D.
The Compensation Committee used its discretion and determined to increase the payout to Dr. Sumner to 100% of his target opportunity, resulting in an additional payout of $47,133. This additional award was based on the scope and complexity of his role as well as his leadership impact to the Company. In making this decision, the Compensation Committee took into account a number of achievements during 2024, including Dr. Sumner’s contributions to securing Innovative Licensing and Access Pathway ("ILAP") designation from the U.K. for INO-3107, as well as his role in securing a clinical supply and collaboration agreement with Coherus Biosciences, Inc. for a combination Phase 3 trial with INO-3112.
Long-Term Equity-Based Incentive Compensation
The Compensation Committee structured the 2024 mix of equity vehicles and the relative weight assigned to each to balance the responsible use of shares with its goals of alignment with stockholders, executive retention and motivation of executives to contribute to stock price appreciation over the long term, through a combination of awards including:
•Stock options, which deliver value only if the stock price increases;
•Time-based RSUs, which are complementary because they have upside potential but deliver some value even if the stock price does not increase, and they also encourage ownership and retention while aligning executive officers’ interests with those of our stockholders; and
•Performance-based RSUs, which deliver value only if the Company achieves certain performance milestones or specified levels of total stockholder return compared to peer companies.
Our Compensation Committee receives preliminary recommendations for equity-based awards from our Chief Executive Officer. Our Compensation Committee then reviews the market-based recommendations based on our peer group and recommends equity-based awards for all of our officers, including our Chief Executive Officer and the other named executive officers, to our Board for approval.
Long-term equity-based incentive grant values are generally targeted to be near the median in the aggregate, based on the companies in our peer group. This target remained flat year-over-year. The Compensation Committee considers and evaluates the appropriate mix of equity vehicles each year, taking into consideration these various factors.
Stock Options and Time-Based RSUs
The number of stock options and time-based RSUs granted by the Compensation Committee during 2024 were as follows:

Inovio Pharmaceuticals, Inc.	28	2025 Proxy Statement

Executive Compensation

Name	Grant Date Fair Value of Stock Options ($)	Stock Options Granted (#)(1)	Grant Date Fair Value of Time-Based RSUs ($)	Time-Based RSUs Granted (#)(2)

Jacqueline E. Shea, Ph.D.	475,977	69,733	490,819	55,895
Michael Sumner, M.D.	136,320	24,458	139,596	19,321
Peter D. Kies	127,982	18,750	131,957	15,029
1.We granted stock options to all of the named executive officers on February 28, 2024 with an exercise price of $8.46. With respect to Dr. Sumner, on December 18, 2024, we granted him additional stock options to purchase 5,708 shares of our common stock at an exercise price of $1.78 per share with 100% vesting on March 31, 2026. All other stock options granted in 2024 vest in four equal installments, with 25% vesting immediately on the grant date and 25% vesting on each anniversary of the grant date thereafter.
2.We granted RSUs to all of the named executive officers on February 28, 2024 with a grant date fair value of $8.46 per share. With respect to Dr. Sumner, on December 18, 2024, we granted him an additional 4,292 RSUs with a grant date fair value of $1.78 per share with 100% vesting on March 31, 2026. All other RSUs granted in 2024 vest in three equal annual installments beginning on the first anniversary of the grant date.
Performance-Based RSUs
In May 2024, we granted performance-based RSUs (the "PSU Awards") to our named executive officers under the 2023 Omnibus Plan. Each PSU Award was expressed as a target number of RSUs. With respect to the PSU Awards, our Board established specified performance goals and corresponding performance periods over which the goals must be attained, the satisfaction of which are conditions to earning the PSU Awards and vesting of the underlying RSUs.

Of the target number of RSUs underlying each PSU Award, approximately 70% (the "Milestone-based RSUs") will vest based on the achievement of specified milestones relating to the development, regulatory status and commercialization of our lead product candidate INO-3107 (each, a "Milestone," and collectively, the "Milestones"). Each Milestone has a specified deadline for achievement ranging between the end of 2025 and the end of 2027. Each Milestone was selected because of its strategic importance for our company.

The remaining approximately 30% of the target number of RSUs underlying each PSU Award (the "Market-based RSUs") will be eligible to vest based on our achievement of total stockholder return relative to a peer group consisting of companies in the Russell 2000 Biotechnology Subsector index (the “Relative TSR”) over the period beginning on June 1, 2024 and ending on December 31, 2027 (the “Performance Period”), expressed as a percentile ranking. The Compensation Committee chose Relative TSR as the performance metric for the Market-Based RSUs in order to drive certain key behaviors that the Compensation Committee wants to reinforce and align pay with stockholder returns.

The number of Market-based RSUs, if any, actually earned based on the achievement of the Relative TSR goal may range from 50% of the target number of RSUs for performance at the 25th percentile, to 100% of the target number of RSUs for performance at the 50th percentile, and up to 150% of the target number of RSUs for performance at or above the 75th percentile. In the event that actual Relative TSR performance is between the threshold and target levels or between the target and maximum levels, the number of RSUs earned based on Relative TSR will be determined based on linear interpolation between the specified percentiles. If our actual Relative TSR performance is below the threshold percentile, then no RSUs would be earned based on Relative TSR. The number of RSUs earned based on Relative TSR may not exceed the target number of RSUs eligible to vest based on Relative TSR if our total stockholder return is negative for the Performance Period.

The number of RSUs that can be earned pursuant to the May 2024 PSU Awards will be limited to a maximum number of RSUs equal in value, based on the fair market value per share of our common stock as of the applicable vesting date, to 1000% of the target value of the PSU Award as of the grant date, which target value shall be determined by multiplying the target number of RSUs subject to the PSU Award by the fair market value per share of our common stock as of the date of grant.

The following table summarizes the PSU Awards granted to our named executive officers in May 2024:

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Executive Compensation

Name	Grant Date Fair Value of Milestone-Based RSUs ($)(1)	Milestone-Based RSUs Granted (#)	Grant Date Fair Value of Market-Based RSUs ($)(2)	Market-Based RSUs Granted (#)

Jacqueline E. Shea, Ph.D.	254,710	23,240	106,472	9,960
Michael Sumner, M.D.	68,281	6,230	28,542	2,670
Peter D. Kies	68,281	6,230	28,542	2,670
1.The grant date fair value is based on the grant date closing price per share of $10.96 on May 23, 2024.
2.The grant date fair value is based on the fair value of $10.69 per share as determined using the Monte Carlo simulation method.

As of December 31, 2024, the underlying Milestones of the Milestone-based RSUs were not yet determined to be probable of achievement, and no stock-based compensation expense was recognized for the year then ended.
Supplemental PSU Grant to Michael Sumner, M.D.
In December 2024, the Compensation Committee granted an additional performance-based stock option for 5,708 shares and additional milestone-based RSUs for 4,292 shares to Dr. Sumner under the 2023 Omnibus Incentive Plan. Each award was expressed as a target number of stock options and RSUs. The Compensation Committee established a specified performance goal regarding the submission of the BLA for INO-3107, and a corresponding performance period over which the goal must be attained, the satisfaction of which are conditions to earning the awards and vesting of the underlying stock options and RSUs. The Compensation Committee chose this goal regarding the BLA for INO-3107 as the performance metric for this supplemental grant to Dr. Sumner because it is a primary corporate objective. The Compensation Committee granted these additional awards to Dr. Sumner for retention purposes to further incentivize him to remain with the Company as he is critical to the submission of the BLA for INO-3107.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match 50% of a participant’s annual eligible contribution to the 401(k) plan, up to the first 12% an employee contributes. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental, vision and legal benefits; short-term and long-term disability and critical illness and accident insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. In 2024, except for amounts paid on behalf of our named executive officers for the employee portion of health and welfare plan premiums, we did not provide any perquisites or personal benefits to our NEOs not otherwise made available to our other employees.
Other Aspects of Our Compensation Program
Severance and Change in Control Benefits
At the beginning of 2024, all of our named executive officers were eligible for certain severance benefits upon a qualifying termination under the terms of their employment agreements. Our Compensation Committee considers these severance benefits

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Executive Compensation
critical to attracting and retaining high-caliber executives. Additionally, our Compensation Committee believes that providing enhanced severance benefits to our Chief Executive Officer and Chief Financial Officer upon a qualifying termination in connection with a change in control minimizes the distractions to these executives in connection with a corporate transaction and reduces the risk that our Chief Executive Officer and Chief Financial Officer depart our company before a transaction is completed. We believe that the severance benefits allow our Chief Executive Officer and Chief Financial Officer to focus on continuing normal business operations and, in the case of change in control severance benefits, the success of a potential business combination, rather than worry about how business decisions that may be in our best interest and the interests of our stockholders will impact their own financial security. These existing arrangements help ensure stability, and will help enable our Chief Executive Officer and Chief Financial Officer to maintain a balanced perspective in making overall business decisions during periods of uncertainty. Our Compensation Committee periodically reviews the severance payments and benefits that we provide, including by reference to market data, to ensure they remain appropriately structured and at reasonable levels.

In March 2024, after consultation with its compensation consultant, the Compensation Committee recommended, and our Board approved, a new Severance Plan to provide severance benefits to certain of our eligible executives, including our named executive officers, who become participants in the Severance Plan. Our Chief Executive Officer, Dr. Shea, and our Chief Medical Officer, Dr. Sumner, are participants in the Severance Plan and have entered into Participation Agreements. The terms of the Severance Plan generally supersede any severance and change in control benefits set forth in their pre-existing employment agreements with us. Our Chief Financial Officer, Mr. Kies, is not a participant in the Severance Plan, and due to his long tenure, the terms of his existing legacy employment agreement will continue to apply.

A more detailed description of the Severance Plan and the severance and change in control payments and benefits included in Mr. Kies’s employment agreement is provided below.
Recoupment Policy
In order to align further management’s interests with the interests of our stockholders and to support good corporate governance practices, our Corporate Governance Guidelines provide that, subject to rules of the SEC and the exchange on which our common stock is traded, in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, we shall recover from any current or former executive officer, as determined in accordance with such rules, who received cash and equity-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement and any respective profits that officer has realized from the sale of our securities during the 12-month period preceding the date on which we are required to prepare an accounting restatement.
Our Board also adopted, and we have implemented, a Dodd-Frank Act-compliant clawback policy as required by SEC rules.
Stock Ownership Guidelines and Policies
Our Compensation Committee has adopted stock ownership guidelines for our directors and officers. The Compensation Committee determined that stock ownership guidelines help align the interests of our executives with those of our stockholders and may act as a risk mitigation device. The Compensation Committee oversees compliance with the stock ownership guidelines and periodically reviews and amends the stock ownership guidelines as the Compensation Committee deems advisable
The stock ownership guidelines are based on a multiple of base salary or annual cash retainer, as follows:

Position	Ownership Guideline
Chief Executive Officer	3 times annual base salary
Other Executive Officers	1 times annual base salary
Non-Employee Director	3 times annual base cash retainer (not including amounts received for service on Board committees)

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Executive Compensation
For purposes of these guidelines, “ownership” includes: (1) shares owned directly by the individual (or jointly with the individual’s spouse) and by members of the individual’s immediate family; (2) shares held in trust for the benefit of the individual and/or his or her immediate family members residing in the same household; (3) shares subject to outstanding stock options held by the individual (but only to the extent vested and with an exercise price less than the average of the daily closing sales price of our common stock for the last 90 trading days of the immediately preceding calendar year; and (4) 50% of the shares subject to unvested RSUs held by the individual. Milestone-based and market-based RSUs are excluded from the ownership determination.
Our executive officers and directors have until the later of December 31st of the year in which the officer or director achieves his or her fifth year of service as an officer or director, and December 31st of the fifth year following the year in which the individual becomes subject to the ownership guidelines to comply with the guidelines.
As of March 24, 2025, all of our Section 16 Officers, including all of our named executive officers, were deemed to be making appropriate progress toward the ownership guidelines.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Program, as further described under the heading, “Non-Employee Director Compensation—Non-Employee Director Compensation Program”. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. the Compensation Committee generally does not take MNPI into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
Employment Agreements
During 2024 we reviewed and harmonized our severance and change of control benefits for our executives based on industry standards. All of our executives now have the same agreement with the exception of Peter Kies, who due to his long tenure serves under his legacy employment agreement. None of the severance provisions under our severance plan or employment agreements includes gross-ups or single trigger change of control provisions.
Employment Agreement with Jacqueline E. Shea, Ph.D.
We entered into an employment agreement with Dr. Shea pursuant to which she serves as our Chief Executive Officer and previously served as Chief Operating Officer and Executive Vice President. The employment agreement provides an annual base salary, subject to upward adjustment yearly by our Board or its Compensation Committee. Dr. Shea's base salary as of March 1, 2025 is $728,000. Under the employment agreement, Dr. Shea is eligible to receive an incentive cash bonus based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Dr. Shea's current target bonus is 60% of her base salary. Dr. Shea is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee.
Dr. Shea is a participant in our Severance Plan, the terms of which are described below.

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Executive Compensation
Employment Agreement with Michael Sumner, M.D.
We entered into an employment agreement with Dr. Sumner pursuant to which he serves as our Chief Medical Officer. The employment agreement provides an annual base salary, subject to upward adjustment yearly by our Board or its Compensation Committee. Dr. Sumner's base salary as of March 1, 2025 is $546,312. Under the employment agreement, Dr. Sumner is eligible to receive an incentive cash bonus based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Dr. Sumner's current target bonus is 40% of his base salary. Dr. Sumner is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee.
Dr. Sumner is a participant in our Severance Plan, the terms of which are described below.
Employment Agreement with Peter D. Kies
In 2010, we entered into an employment agreement with Mr. Kies, which was amended in 2012 and 2014, pursuant to which he serves as our Chief Financial Officer. The employment agreement provides an annual base salary, subject to upward adjustment yearly by our Board or its Compensation Committee. Mr. Kies’ base salary as of March 1, 2025 is $516,942. Under the employment agreement, Mr. Kies is eligible to receive an incentive cash bonus based upon the criteria and payable at such times as determined by our Board or its Compensation Committee. Mr. Kies’ current target bonus is 40% of his base salary. Mr. Kies is also entitled to participate in such employee benefit plans and programs and is entitled to such other fringe benefits, as are from time to time adopted by our Board or its Compensation Committee and made available by us generally to employees of similar position, and shall be eligible for such awards and benefits, if any, pursuant to our plans and programs as determined by our Board or its Compensation Committee.
If Mr. Kies’ employment is terminated by reason of death or total disability, we will pay Mr. Kies or his estate or representative, as applicable, any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under any of our plans and programs in which Mr. Kies is then participating, and, in the case of total disability, a continuation of medical benefits for up to 60 days and COBRA premiums for six months thereafter. In the case of total disability, Mr. Kies will also receive a lump-sum payment equal to six months of his aggregate base salary then in effect.
If we terminate Mr. Kies’ employment for cause, as defined in the agreement, we will pay him any unpaid portion of his base salary computed on a pro rata basis through the date of termination, any unreimbursed expenses and all other accrued but unpaid rights as determined under our plans and programs in which he is then participating.
If we terminate Mr. Kies’ employment other than on account of death, total disability or cause, or Mr. Kies terminates his employment for good reason, as defined in the agreement, on 30 days’ prior written notice, we will pay him any unpaid portion of his base salary computed on a pro-rata basis through the date of termination, any unreimbursed expenses, all other accrued but unpaid rights as determined under our plans and programs in which Mr. Kies is then participating, a severance payment in the amount of 12 months of base salary and COBRA payments for 12 months following the effective date of termination. The employment agreement requires that Mr. Kies enter into an agreement containing certain non-competition and non-disclosure covenants.
If Mr. Kies is terminated as a result of a change in control, Mr. Kies is entitled to receive payments due to him under the conditions of termination without cause as outlined above and a lump-sum cash severance payment equal to his then-current monthly base salary and the pro rata bonus amount multiplied by 12 but discounted to present value based on applicable federal rate under the Internal Revenue Code of 1986, as amended (the "Code"). The pro rata bonus amount equals one-twelfth of the greater of (A) the most recent annual cash bonus paid to Mr. Kies prior to termination, or (B) the average of the three most recent annual cash bonuses paid to Mr. Kies prior to termination. For the avoidance of doubt, based on the conditions of termination without cause outlined above, if Mr. Kies were terminated as a result of a change in control, the amount of the lump-sum cash severance payment that Mr. Kies would be entitled to equals 24 months of base salary plus his pro rata bonus amount multiplied by 12, discounted to present value. As a condition to Mr. Kies receiving any severance benefits as a result of a change in control, Mr. Kies must sign a release from any obligations and liabilities in favor of us.

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Executive Compensation
Severance Plan and Participation Agreements
As described above, in March 2024, our Board approved and adopted the Company’s Severance Plan and Summary Plan Description (the “Plan”), which provides severance benefits to certain eligible executives (the “Covered Executives”) who become participants in the Plan in the event of termination of a Covered Executive’s employment with us other than for Cause (as defined in the Plan), or as a result of such Covered Executive’s resignation for Good Reason (as defined in the Plan) (any such termination, a “Covered Termination”).
Drs. Shea and Sumner are participants in the Plan and have entered into Participation Agreements. Mr. Kies is not a participant in the Plan, and the terms of his legacy employment agreement, described above, will continue to apply.
Under the terms of the Plan, in the event of a Covered Termination, a Covered Executive will be eligible to receive as severance: (a) base salary continuation for the applicable number of months set forth in the Covered Executive’s Participation Agreement (18 months for Dr. Shea and 12 months for Dr. Sumner), paid in equal installments on our regular payroll schedule (the “Severance Period”); and (b) Company-paid COBRA premiums for the Covered Executive’s continued coverage under our benefit plans, subject to timely COBRA election, for the number of months set forth in the Covered Executive’s Participation Agreement (or until the Covered Executive secures employment with similar benefits).
In the event such Covered Termination occurs within one (1) year after a Change in Control (as defined in our 2023 Omnibus Incentive Plan), the Covered Executive will be eligible for the following Change in Control severance benefits: (a) base salary continuation for the applicable number of months set forth in the Covered Executive’s Participation Agreement (24 months for Dr. Shea and 18 months for Dr. Sumner), paid in equal installments on the Company’s regular payroll schedule; (b) an amount equal to the target annual bonus for the year of such Covered Termination multiplied by the applicable bonus multiple set forth in the Covered Executive’s Participation Agreement (two times for Dr. Shea and 1.5 times for Dr. Sumner); (c) each of the Covered Executive’s then-outstanding equity awards, other than performance awards, subject to time-based vesting shall accelerate and become vested and exercisable as to the percentage of the unvested shares subject to the equity award set forth in the Covered Executive’s Participation Agreement (100% for each of Drs. Shea and Sumner); and (d) Company-paid COBRA premiums for the Covered Executive’s continued coverage under the Company benefit plans, subject to timely COBRA election, for the number of months set forth in the Covered Executive’s Participation Agreement (24 months for Dr. Shea and 18 months for Dr. Sumner) (or until the Covered Executive secures employment with similar benefits).
In the event of the termination of a Covered Executive’s employment due to Disability (as defined in the Plan), such Covered Executive will be eligible to receive: (a) base salary continuation for the applicable number of months set forth in the Covered Executive’s Participation Agreement (18 months for Dr. Shea and 12 months for Dr. Sumner), paid in equal installments on the Company’s regular payroll schedule; (b) Company-paid COBRA premiums for the Covered Executive’s continued coverage under the Company benefit plans, subject to timely COBRA election, for the number of months set forth in the Covered Executive’s Participation Agreement (18 months for Dr. Shea and 12 months for Dr. Sumner) (or until Covered Executive secures employment with similar benefits); and (c) such Covered Executive’s then-outstanding equity awards, other than performance awards, subject to time-based vesting shall continue to vest on the original vesting dates and any performance awards held by the Covered Executive shall remain outstanding and eligible to vest based on actual performance through the end of the applicable performance period.
In the event of termination of Covered Executive’s employment due to death, such Covered Executive’s then-outstanding equity awards, other than performance awards, subject to time-based vesting shall accelerate and become vested and exercisable as to the percentage of the unvested shares subject to the equity award set forth in the Covered Executive’s Participation Agreement and any performance awards held by the Covered Executive shall remain outstanding and eligible to vest based on the Company’s actual performance through the end of the applicable performance period.
As a condition to any Covered Executive receiving any severance benefits under the Plan, such Covered Executive must sign, and allow to become effective, a separation agreement containing among other provisions, a release of all claims in favor of us and our subsidiaries and affiliates and the Covered Executive’s continued compliance with any proprietary information and inventions agreement, and any restrictive covenant agreement between the Covered Executive and us. The benefits provided under the Plan will generally supersede any other change in control, severance benefit plan, or agreement between us and a Covered Executive. Any prior acceleration rights set forth in existing awards between the Covered Executive and us will not be impacted by participating in the Plan.

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COMPENSATION TABLES AND OTHER DISCLOSURES
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(4)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan ($)(4)	All Other Compensation ($)(5)	Total ($)

Jacqueline E. Shea, Ph.D. President and Chief Executive Officer	2024	728,000	—	490,819	475,977	340,704	15,169	2,050,669
	2023	750,615	—	491,873	812,999	371,280	12,141	2,438,908
Michael Sumner, M.D.(6) Chief Medical Officer	2024	532,000	47,133	139,596	136,320	167,107	15,250	1,037,406
Peter D. Kies Chief Financial Officer	2024	506,806	—	131,957	127,982	158,123	15,204	940,072
	2023	622,881	—	132,252	218,593	172,314	15,000	1,161,040
1.Salary for 2023 includes payouts of accrued but unused vacation time.
2.Represents the grant date fair values of time-based and market-based RSUs computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions, and, for performance-based RSUs, the amounts represent the value based on the probable outcome of the performance conditions in accordance with FASB ASC Topic 718. For the milestone-based RSUs included in this column for 2024, the grant date fair values based on the target level of achievement, which was considered to be the probable outcome on the date of grant, were $0 for Dr. Shea, Dr. Sumner and Mr. Kies. Assuming the highest level of achievement of all milestone-based RSUs granted in 2024, the grant date values would be $255,000 for Dr. Shea, $76,000 for Dr. Sumner and $68,000 for Mr. Kies. For the market-based RSUs included in this column for 2024, the grant date fair values based on the Monte Carlo simulation method were $106,000 for Dr. Shea, $29,000 for Dr. Sumner and $29,000 for Mr. Kies. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
3.Represents the grant date fair value of stock options computed in accordance with FASB ASC Topic 718. For the performance-based stock options included in this column for 2024 for Dr. Sumner, the grant date fair value based on the target level of achievement, which was considered to be the probable outcome on the date of grant, was $0. Assuming the highest level of achievement of the performance-based stock option granted to Dr. Sumner in 2024, the grant date fair value would be $8,334. See Note 10, “Stockholders' Equity”, to our audited consolidated financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K, for the assumptions made in determining stock compensation values.
4.The amounts in this column reflect cash incentive bonuses earned during the respective year and paid during the first quarter of the following year. See the discussion above under "Executive Compensation Components - Performance-Based Annual Cash Incentive Compensation”, for additional information regarding bonus payouts earned for 2024.
5.Represents company 401(k) match amounts for the indicated year.
6.Dr. Sumner was not a named executive officer for 2023, and as a result his compensation for that year has been omitted pursuant to applicable SEC rules and regulations.

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Compensation Tables
Outstanding Equity Awards at Fiscal Year-End
The following tables set forth certain information with respect to outstanding equity awards held by the named executive officers at December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Unearned Options That Have Not Vested (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares/Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Payout Value of Unearned Shares/Units That Have Not Vested ($)(2)

Jacqueline E. Shea, Ph.D.	8,333	—		43.44	3/25/2029
	8,735	—		133.20	2/26/2031
	17,644	5,880		38.64	2/26/2032	5,852	(3)	10,709
	19,338	6,445		29.88	5/10/2032	5,500	(4)	10,065
	34,866	34,866		14.88	2/27/2033
						35,488	(5)	64,943
	17,434	52,299		8.46	2/28/2034	55,895	(6)	102,288
									23,240	(9)	42,529
									9,960	(10)	18,227
Michael Sumner, M.D.	10,000	3,333		20.76	6/30/2032	2,916	(7)	5,336
	4,688	4,687		14.88	2/27/2033
						4,770	(5)	8,729
	4,688	14,062		8.46	2/28/2034	15,029	(6)	27,503
		5,708 (8)		1.78	12/18/2034	4,292	(8)	7,854
									6,230	(9)	11,401
									2,670	(10)	4,886
			5,708 (12)	1.78	12/18/2034				4,292	(11)	7,854
Peter D. Kies	4,999	—		90.72	3/5/2025
	5,625	—		84.24	3/9/2026
	8,333	—		80.16	3/10/2027
	10,541	—		51.48	3/5/2028
	8,374	—		40.08	3/8/2029
	8,735	—		133.2	2/26/2031
	12,049	4,017		38.64	2/26/2032	3,997	(3)	7,315
	9,375	9,374		14.88	2/27/2033
						9,542	(5)	17,462
	4,688	14,062		8.46	2/28/2034	15,029	(6)	27,503
									6,230	(9)	11,401
									2,670	(10)	4,886
1.Except as described below for a particular award, these stock option awards vest 25% immediately on the date of grant and 25% on each of the first, second and third anniversaries thereafter. The option expiration date as reflected in the table is the tenth anniversary of the grant date.
2.The market value is based on $1.83 per share, the closing price of our common stock on the Nasdaq Capital Market on December 31, 2024.
3.These RSUs vested in full on February 26, 2025.
4.These RSUs will vest in full on May 10, 2025.
5.These RSUs will vest in two equal installments on May 15, 2025 and May 15, 2026.
6.These RSUs vested as to one-third of the shares on February 26, 2025, and the remainder will vest in two equal installments on February 26, 2026 and February 26, 2027.

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Compensation Tables
7.These RSUs will vest in full on June 30, 2025.
8.These stock option awards and RSUs will vest in full on March 31, 2026.
9.The RSUs underlying each PSU Award will vest based on the achievement of specified milestones relating to the development, regulatory status and commercialization of our lead product candidate INO-3107 (each, a "Milestone"). Each Milestone has a specified deadline for achievement ranging between the end of 2025 and the end of 2027.
10.The RSUs underlying each PSU Award will be eligible to vest based on our achievement of total stockholder return relative to a peer group consisting of companies in the Russell 2000 Biotechnology Subsector index (the “Relative TSR”) over the period beginning on June 1, 2024 and ending on December 31, 2027 (the “Performance Period”), expressed as a percentile ranking. The amount reflected as outstanding at December 31, 2024 assumes 100% target level of performance.
11.The RSUs underlying this PSU Award will vest based on the achievement of submission of the BLA to the FDA for INO-3107 and enrollment of the first patient in a confirmatory clinical trial to support the BLA, so long as both conditions have occurred on or prior to September 30, 2025.
12.The stock options underlying this PSU Award will vest based on the achievement of submission of the BLA to the FDA for INO-3107 and enrollment of the first patient in a confirmatory clinical trial to support the BLA, so long as both conditions have occurred on or prior to September 30, 2025.
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for J. Joseph Kim Ph.D.¹ ($)	Summary Compensation Table Total for Jacqueline E. Shea, Ph.D.[1] ($)	Compensation Actually Paid to J. Joseph Kim Ph.D.[1,2,3] ($)	Compensation Actually Paid to Jacqueline E. Shea, Ph.D.[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]	Net Loss ($ Millions)
							TSR ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(h)

2024	—	2,050,669	—	904,044	988,739	499,492	3.06	(107)
2023	—	2,438,908	—	1,146,269	1,152,984	725,423	10.22	(135)
2022	10,472,297	3,519,118	3,423,566	1,791,933	1,594,465	433,726	31.26	(280)
1.Dr. Kim was our PEO until May 2022 and his compensation disclosed includes severance benefits. Dr. Shea has served as our PEO since Dr. Kim's departure in May 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2022	2023	2024
Peter D. Kies	Peter D. Kies	Peter D. Kies
Laurent M. Humeau, Ph.D.	Laurent M. Humeau, Ph.D.	Michael Sumner, M.D.
2.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total for the applicable year with certain adjustments as described in footnote 3 below. The Compensation Committee did not consider Compensation Actually Paid or other disclosure below in making its pay decisions for any of the years shown.
3.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

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Compensation Tables

Year	Summary Compensation Table Total for Jacqueline E. Shea, Ph.D. ($)	Exclusion of Stock Awards and Option Awards for Jacqueline E. Shea, Ph.D. ($)	Inclusion of Equity Values for Jacqueline E. Shea, Ph.D. ($)	Compensation Actually Paid to Jacqueline E. Shea, Ph.D. ($)

2024	2,050,669	(966,796)	(179,829)	904,044
2023	2,438,908	(1,304,872)	12,233	1,146,269
2022	3,519,118	(2,439,836)	712,651	1,791,933

Year	Summary Compensation Table Total for J. Joseph Kim Ph.D. ($)	Exclusion of Stock Awards and Option Awards for J. Joseph Kim Ph.D. ($)	Inclusion of Equity Values for J. Joseph Kim Ph.D. ($)	Compensation Actually Paid to J. Joseph Kim Ph.D. ($)

2022	10,472,297	(7,241,702)	192,971	3,423,566

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	988,739	(267,928)	(221,319)	499,492
2023	1,152,984	(350,845)	(76,716)	725,423
2022	1,594,465	(913,308)	(247,431)	433,726
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Jacqueline E. Shea, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Jacqueline E. Shea, Ph.D. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Jacqueline E. Shea, Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Jacqueline E. Shea, Ph.D. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Jacqueline E. Shea, Ph.D. ($)	Total - Inclusion of Equity Values for Jacqueline E. Shea, Ph.D. ($)

2024	186,973	(424,136)	113,358	(56,024)	—	(179,829)
2023	558,517	(572,726)	196,121	(169,679)	—	12,233
2022	1,152,757	(489,895)	311,544	(261,755)	—	712,651

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for J. Joseph Kim Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for J. Joseph Kim Ph.D. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for J. Joseph Kim Ph.D. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for J. Joseph Kim Ph.D. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for J. Joseph Kim Ph.D. ($)	Total - Inclusion of Equity Values for J. Joseph Kim Ph.D. ($)

2022	470,156	(426,352)	1,538,977	(1,389,810)	—	192,971

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Compensation Tables

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2024	58,098	(247,419)	30,482	(62,480)	—	(221,319)
2023	150,171	(218,354)	52,732	(61,265)	—	(76,716)
2022	382,936	(489,895)	112,370	(252,842)	—	(247,431)
4.Assumes $100 was invested in common stock of the Company for the period starting December 31, 2021, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Company TSR (FYE 2021 Indexed to $100)
$120
$100
$80
$60
$40
$20
$0
100.00
3.4
1.8
31.26
0.4
1.1
0.7
10.22
0.9
0.5
3.06
2021
2022
2023
2024
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Inovio Pharmaceuticals, Inc. TSR

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Compensation Tables
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the three most recently completed fiscal years.

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EXECUTIVE OFFICERS
AND OTHER INFORMATION

Our Executive Officers
The following table sets forth information as to persons currently serving as our executive officers, including their ages as of April 7, 2025:

Name	Age	Position
Jacqueline E. Shea, Ph.D.	59	President, Chief Executive Officer and Director
Peter D. Kies	61	Chief Financial Officer
Laurent M. Humeau, Ph.D.	58	Chief Scientific Officer
Michael Sumner, M.D.	59	Chief Medical Officer
For biographical information regarding Dr. Shea, see “Proposal 1—Election of Directors.”

Peter D. Kies	Chief Financial Officer

Mr. Kies has served as our Chief Financial Officer since 2002. From 1996 until joining us, he served as Chief Financial Officer for Newgen Results Corporation, and prior to that served as Controller for Cytel Corporation and as an auditor for Ernst & Young LLP. Mr. Kies holds a B.S. in Business Administration from United States International University in San Diego, California.

Laurent M. Humeau, Ph.D.	Chief Scientific Officer

Dr. Humeau has served as our Chief Scientific Officer since 2019, having previously served as our Vice President and then Senior Vice President of Research and Development beginning in 2014. Prior to joining us, Dr. Humeau was Senior Director of Translational Research, Human Therapeutics Division for Intrexon Corporation and previously served in a variety of roles, including Chief Scientific Officer and Vice President of Research and Development, at VIRxSYS Corporation. Dr. Humeau performed his post-doctoral formation at the University of California, San Francisco. He holds a Ph.D., summa cum laude, from Denis Diderot University and a M.S. degree in Biology from Pierre & Marie Curie University.

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Executive Officers and Other Information

Michael Sumner, M.D.	Chief Medical Officer

Dr. Sumner has served as our Chief Medical Officer since June 2022. From 2013 until joining us, he served as Chief Medical Officer of Orexo AB. He previously held numerous European- and US-based leadership roles at Novartis Pharmaceuticals, Aventis Behring, Novo Nordisk and Shire Pharmaceuticals. Dr. Sumner brings over 25 years of extensive pharmaceutical, medical and clinical experience driving numerous late-stage product approvals and supporting successful commercial products on a global basis across multiple therapeutic areas. Dr. Sumner received his medical degree from the University of London, is a member of the Royal College of Physicians, and holds a Master of Business Administration from Henley Management College, UK.

Family Relationships
No family relationships exist between any of our directors or executive officers.
Certain Relationships and Related Party Transactions
Since January 1, 2023, other than compensation paid to our executive officers and directors, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 (which is less than one percent of the average of our total assets at year-end for the last two completed fiscal years) and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest. Under the charter of our Audit Committee, all related party transactions required to be disclosed under SEC Regulation S-K, Item 404, must be reviewed and approved by our Audit Committee after discussion with management of the business rationale for the transactions and whether appropriate disclosures have been made.

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Executive Officers and Other Information
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information with respect to all of our equity compensation plans in effect as of December 31, 2024. Our 2023, 2016 and 2007 Omnibus Incentive Plans were each approved by our security holders. Our 2022 Inducement Plan was adopted by our Board of Directors without stockholder approval. Our 2007 and 2016 Omnibus Incentive Plans have terminated and no further grants may be made under those plans. The following table sets forth awards that remain outstanding under each of these plans.

Plan	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)(1) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c)

Equity compensation plans approved by security holders:
2023 Omnibus Incentive Plan	470,661	4.91	800,526
2016 Omnibus Incentive Plan	1,033,669	47.27	—
2007 Omnibus Incentive Plan	96,296	88.72	—
Equity compensation plan not approved by security holders:
2022 Inducement Plan(2)	74,513	9.22	84,328
Total	1,675,139	36.06	884,854
1.The calculation of the weighted-average exercise price of the outstanding options and rights includes 188,082 shares included in column (a) that are issuable upon the vesting of RSUs issued under the 2023 Omnibus Incentive Plan, 129,000 shares issuable upon the vesting of RSUs issued under the 2016 Omnibus Incentive Plan, as amended, and 20,829 shares issuable upon the vesting of RSUs issued under the 2022 Inducement Plan, which have no exercise price. Excluding the RSUs, the weighted-average exercise price of the outstanding options under the 2023 Omnibus Incentive Plan would be $8.19, the weighted-average exercise price of the outstanding options under the 2016 Omnibus Incentive Plan, as amended, would be $54.01 and the weighted-average exercise price of the outstanding options under the 2022 Inducement Plan would be $12.80.
2.The 2022 Inducement Plan was adopted exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq listing rules. The terms and conditions of the 2022 Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2023 Omnibus Incentive Plan, each of which are described in Note 10, Stockholders’ Equity, to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Inovio Pharmaceuticals, Inc.	43	2025 Proxy Statement

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that the appointment of the independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares present or represented by proxy and eligible to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. Abstentions will be counted the same as if voted against the proposal. As brokers will have discretionary authority to vote on Proposal 2, we do not expect there to be any broker non-votes with respect to this proposal.
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2024 and 2023 by Ernst & Young LLP:

Year	Audit Fees ($)	Tax Fees ($)	Total Fees ($)

2024	1,013,400	122,663	1,136,063
2023	861,419	60,770	922,189
Audit Fees
Audit fees for 2024 and 2023 consisted of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as fees incurred for audit services that are normally provided by Ernst & Young LLP in connection with other regulatory filings or engagements.
Tax Fees
Tax fees include fees for services performed by the professional staff in the tax department of Ernst & Young LLP except for those tax services that could be classified as audit services. These include tax compliance and various tax consultation fees.

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Proposal Two
Pre-Approval Policies and Procedures
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Our Audit Committee approved all "Audit Fees" and “Tax Fees” listed in the table above pursuant to its pre-approval policies and procedures.
Audit Committee Report
The Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in our annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), the rules of the SEC and other applicable regulations. In addition, the Audit Committee has discussed with Ernst & Young LLP their independence from management and the Company, has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with Ernst and Young’s independence.
The Audit Committee met with Ernst & Young LLP to discuss the overall scope of their audit services, the results of the audit and reviews and the overall quality of our financial reporting. Ernst & Young LLP, as our independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on our reporting. The meetings with Ernst & Young LLP were held with and without management present. The Audit Committee is not employed by us, nor does it provide any expert assurance or professional certification regarding our consolidated financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and our independent registered public accounting firm.
Based on the reviews and discussions referred to above, the Audit Committee has recommended to our Board, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed by the Company with the SEC.
The foregoing report has been furnished by the Audit Committee:
•Lota S. Zoth (Chair)
•Simon X. Benito
•Jay Shepard
This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Inovio Pharmaceuticals, Inc.	45	2025 Proxy Statement

PROPOSAL THREE
NON-BINDING, ADVISORY VOTE
ON EXECUTIVE COMPENSATION
At our 2023 Annual Meeting of Stockholders, our stockholders determined by a non-binding vote, the frequency with which the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, will be submitted to our stockholders for approval. The alternative for “one year” received the most votes at that meeting and the Board determined that we will submit the compensation of our named executive officers every year to our stockholders for approval, on a non-binding advisory basis. In accordance with the Board’s intention, we are providing our stockholders with the opportunity to vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2025 Annual Meeting, our stockholders will vote whether to approve the following non-binding, advisory resolution on the approval of the compensation of the named executive officers:
“RESOLVED, that the stockholders of the Company approve the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement with respect to its 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the narrative disclosures that accompany those tables in the Company’s proxy statement for its 2025 annual meeting of stockholders.”
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.
Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled say-on-pay vote will be at the 2026 annual meeting of stockholders.
Vote Required
The approval of the resolution in this Proposal 3 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and eligible to vote at the Annual Meeting. Abstentions could prevent the approval of Proposal 3 because they do not count as affirmative votes and therefore have the same effect as votes against. Broker non-votes will not impact the approval of Proposal 3 because they do not represent shares eligible to be voted on the proposal.
Effect of Vote
The resolution that is the subject of this Proposal 3 is a non-binding, advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether it is approved or not and will not be construed as overruling a decision by us or our Board or to create or imply any change to the fiduciary duties of our Board or any additional fiduciary duties for us or our Board. Furthermore, because this non-binding, advisory resolution primarily relates to compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions. However, our Compensation Committee does intend to take the results of the vote on this Proposal 3 into account in its future decisions regarding the compensation of our named executive officers.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of this resolution under Proposal 3.

Inovio Pharmaceuticals, Inc.	46	2025 Proxy Statement

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR 2023
OMNIBUS INCENTIVE PLAN
Overview
On February 27, 2025, our Board, subject to stockholder approval, adopted an amendment and restatement of our 2023 Omnibus Incentive Plan (the “Plan”), to, among other things, increase the number of shares of common stock authorized for issuance under the Plan by 2,200,000 shares. We refer to the Plan, as amended on February 27, 2025, as the “Amended Plan” throughout this proxy statement. References in this proposal to our Board include the Compensation Committee, where applicable.
A description of the material terms of the Amended Plan are summarized below. The summary is qualified by the full text of the Amended Plan that is attached as Appendix A to this proxy statement. The key differences between the terms of the Plan and the Amended Plan are as follows:
•The Amended Plan provides that an additional 2,200,000 shares may be issued pursuant to stock awards granted under the Amended Plan.
•The Amended Plan contains a minimum vesting requirement for all awards, such that no award will be structured to vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended Plan may be issued pursuant to awards that do not meet such vesting requirements.
•The Amended Plan extends the term during which incentive stock options may be granted under the Amended Plan to February 27, 2035.
In this Proposal 4, our Board is requesting stockholder approval of the Amended Plan, including the increase to the number of shares of common stock authorized for issuance under the Amended Plan by 2,200,000 shares and the addition of a minimum vesting requirement for awards issued under the Amended Plan. The Board believes that the Amended Plan is an integral part of our long-term compensation philosophy and the Amended Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.
General Plan Information
The purpose of the Plan is to promote the interests of us and our stockholders by providing incentives to motivate selected employees, directors and consultants of the Company to achieve long-term corporate objectives. In light of the small number of shares remaining available for issuance under the Plan, the Board believes it is necessary to adopt and approve the Amended Plan in order to continue to accomplish the purpose of the Plan and enable us to attract, hire, retain and motivate the skilled employees we need to be successful, especially in the competitive labor markets in which we compete. If the stockholders do not approve the Amended Plan, the Plan will continue in full force in accordance with its terms as they are now in effect.

In light of our currently anticipated need to grant additional equity incentives in the future, our Board believes the Amended Plan is appropriate to ensure that we continue to have a sufficient number of shares in order to meet our retention and hiring needs. The Compensation Committee believes that our capacity to grant equity-based compensation is a significant factor in our ability to achieve our objectives and enhance stockholder value. The requested increase represents approximately 6.0% of our current outstanding shares, and the total available shares under the Amended Plan upon approval by the stockholders would be

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Proposal Four
approximately 6.1% of our current outstanding shares. Under applicable Nasdaq rules, we are required to obtain stockholder approval of the Amended Plan.
Equity Awards Are an Integral Component of Our Compensation Program
Equity awards have been historically and we believe will continue to be an integral component of our overall compensation program for our employees, directors and consultants. Approval of the Amended Plan will allow us to continue to grant stock options, restricted stock unit awards and other equity awards at levels we determine to be appropriate in order to attract new employees, directors and consultants, retain our existing employees and to provide incentives for such persons to exert maximum efforts for the Company’s success and ultimately increase stockholder value. The Amended Plan allows the Company to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards.
As of March 24, 2025, we had four executive officers, seven non-employee members of the Board and approximately 128 other employees, all of whom would be eligible to participate in the Amended Plan.

As of March 24, 2025, stock awards covering an aggregate of 1,325,852 shares were outstanding under the 2023 Plan. In addition, 24,460 shares remained available for future grant under the Plan as of such date.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards such as stock options and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, directors and consultants.
The Size of Our Share Reserve Request Is Reasonable
If our request to increase the share reserve of the Amended Plan by 2,200,000 shares is approved, we will have approximately 2,224,460 shares available for grant after our Annual Meeting, after taking into account grants already made after March 24, 2025 and those grants anticipated to be made through the date of our Annual Meeting, which we anticipate being a sufficient amount of equity for attracting, retaining, and motivating employees, directors and consultants for the next three years.
Overhang and Dilution
The following table provides certain additional information regarding our equity incentive program.

As of March 24, 2025
Total number of shares of common stock subject to outstanding stock options	1,748,288
Weighted-average exercise price of outstanding stock options	$33.13
Weighted-average remaining term of outstanding stock options	6.4 years
Total number of shares of common stock subject to outstanding full value awards	703,770
Total number of shares of common stock available for grant under the 2023 Omnibus Incentive Plan	24,460
Total number of shares of common stock available for grant under the 2022 Inducement Plan	85,378
Total number of shares of common stock outstanding	36,673,464
Per-share closing price of common stock as reported on Nasdaq	$1.88

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Proposal Four
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2024, 2023 and 2022.

Fiscal Year	2024	2023	2022
Total number of shares of common stock subject to stock options granted	328,376	339,019	385,287
Total number of shares of common stock subject to full value awards granted	343,007	194,747	207,162
Weighted-average number of shares of common stock outstanding	27,160,863	22,173,662	19,885,182
Burn Rate	2.47%	2.41%	2.98%
The closing price of our common stock as reported on the Nasdaq Capital Market as of April 3, 2025, the latest practicable date prior to the filing of this Proxy Statement, was $1.59.
While we do not have a specific plan for the use of the current or proposed shares available for grants, the Compensation Committee in its discretion, and consistent with our overall compensation program, from time to time makes awards to executives, employees, consultants and directors and considered the past grants of stock awards in recommending this increase to the Board. We anticipate further increases in personnel, but the amount and timing for future grants are not currently known. The Amended Plan will continue to provide us with flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance stock awards. To date, we have never granted any awards other than stock option grants and restricted stock units; however, at the discretion of the Board or the Compensation Committee, we may do so in the future. The approval of the Amended Plan will allow us to continue to grant stock options and restricted stock units and utilize multiple types of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.
Vote Required
Approval of the Amended Plan will require the affirmative vote of holders of a majority of the shares present or represented by proxy and eligible to vote at the Annual Meeting. Abstentions could prevent the approval of this Proposal 4 because they do not count as affirmative votes and therefore have the same effect as votes against. Broker non-votes will not impact the approval of Proposal 3 because they do not represent shares eligible to be voted on the proposal.

If our stockholders do not approve the Amended Plan, it will not be implemented, but our Board reserves the right to adopt such other compensation plans and programs that do not otherwise require stockholder approval as it deems appropriate and in the best interests of our company and our stockholders.

Our Board of Directors unanimously recommends a vote "FOR" Proposal 4 to approve the amendment and restatement of the 2023 Omnibus Incentive Plan.

Description of the Amended Plan
The material features of the Amended Plan are described below. The following description of the Amended Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan in its entirety, which is attached to this Proxy Statement as Appendix A.
General. The Amended Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other stock awards.

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Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended Plan will not exceed 16,200,000 shares, which number is the sum of (i) 14,000,000 shares originally reserved for issuance under the Plan, (ii) an additional 2,200,000 shares being requested as part of this Proposal 4 and (iii) the Prior Plan Returning Shares (as defined in the Amended Plan and described below), as such shares become available from time to time.
For purposes of this Proposal 4, the term “Prior Plan Returning Shares” refers to the following shares of our common stock: (i) any shares subject to an award granted under the 2016 Plan that was outstanding as of May 16, 2023 (a “Prior Plan Award”) that on or following May 16, 2023 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares subject to a 2016 Plan Award that on or following May 16, 2023 are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares issued pursuant to a Prior Plan Award that on or following May 16, 2023 are forfeited back to or repurchased by the Company because of a failure to vest.
The share reserve of the Amended Plan will not be reduced by any of the following shares of our common stock and such shares will remain available for issuance under the Amended Plan: (i) any shares subject to an award granted under the Amended Plan that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; and (ii) any shares subject to an award granted under the Amended Plan that are not issued because such award or any portion thereof is settled in cash.
Any shares of our common stock issued pursuant to an award granted under the Amended Plan that are forfeited back to or repurchased by the Company because of a failure to vest will revert to the share reserve of the Amended Plan and become available again for issuance under the Amended Plan.
The following shares of our common stock will not revert to the share reserve of the Amended Plan or become available again for issuance under the Amended Plan: (i) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an award granted under the Amended Plan or a Prior Plan Award; (ii) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an award granted under the Amended Plan or a Prior Plan Award; (iii) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an award granted under the Amended Plan or a Prior Plan Award; and (iv) in the event that a stock appreciation right granted under the Amended Plan or the 2016 Plan is settled in shares, the gross number of shares subject to such award.
Limit on Non-Employee Director Awards. The aggregate value of all cash and equity-based compensation paid or granted by the Company to any individual for service as a non-employee director with respect to any calendar year will not exceed $750,000 in total value or, in the case of a non-employee director who is first appointed or elected to the Board during such calendar year, $1,000,000 in total value. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.
Administration. The Amended Plan will be administered by the Board, which may in turn delegate authority to administer the Amended Plan to a committee of the Board. The Board has delegated concurrent authority to administer the Amended Plan to the Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to the Compensation Committee. The Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 4.
Subject to the terms of the Amended Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended Plan.
The Plan Administrator may also delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than officers, of awards, provided that no person or body may be delegated authority to grant an award to themself; (ii) determine the number of shares of our common stock subject to such

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awards; and (iii) determine the terms of such awards; provided, however, that the Plan Administrator action regarding such delegation will fix the terms of such delegation in accordance with applicable law (including specifying the total number of shares that may be subject to the awards granted by such persons or bodies during a specified period).
Minimum Vesting Requirement. Under the Amended Plan, no award will be structured to vest until at least 12 months following the date of grant of such award (excluding, for this purpose, (i) any award granted as an Acquisition Award and (ii) any award granted to a non-employee director that vests (or, if applicable, becomes exercisable) on the earlier of the first anniversary of the date of grant or the Company’s next annual meeting of stockholders), except that shares up to 5% of the share reserve of the Amended Plan may be issued pursuant to awards that do not meet such vesting requirements.
For purposes of this Proposal 4, the term “Acquisition Award” refers to awards granted in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule.
Eligibility. All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended Plan only to our (including our affiliates’) employees.
As of March 24, 2025, we had four executive officers, seven non-employee members of the Board and approximately 128 other employees, all of whom would be eligible to participate in the Amended Plan.
Terms and conditions of awards
Stock Options. Stock options may be granted under the Amended Plan pursuant to stock option agreements. The Amended Plan permits the grant of stock options that are intended to qualify as ISOs and nonstatutory stock options (“NSOs”).

The exercise price of a stock option granted under the Amended Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended Plan may not exceed 10 years from the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s service relationship with the Company or one of its affiliates (referred to in this Proposal 4 as “continuous service”) terminates (other than for cause and other than upon the participant’s death, disability or retirement), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service terminates due to the participant’s disability, retirement or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or retirement, or for up to 12 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause) would be prohibited by applicable securities laws or if the sale of any shares of our common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would subject the participant to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to the Company; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to the Company of shares of our common stock (either by actual delivery or attestation); or (iv) in other legal consideration approved by the Plan Administrator.

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Stock options granted under the Amended Plan may vest and become exercisable in in periodic installments that may or may not be equal, as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended Plan other than by will or the laws of descent and distribution. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior stockholder approval.

Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and
•the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended Plan is 42,000,000 shares.
Stock Appreciation Rights. Stock appreciation rights may be granted under the Amended Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The term of stock appreciation rights granted under the Amended Plan may not exceed 10 years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of shares and cash, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended Plan.
Restricted Stock Awards. Restricted stock awards may be granted under the Amended Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the participant’s services performed for the Company or any of its affiliates, or any other form of legal consideration (including future services) acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by the Company.
Restricted Stock Unit Awards. Restricted stock unit awards may be granted under the Amended Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of shares and cash, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with the Company or one of its affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

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Performance Awards. A performance stock award is a stock award that may vest or may be exercised contingent upon the attainment during a performance period of certain performance goals. A performance cash award is a cash award that may vest or become earned and payable contingent upon the attainment during a performance period of certain performance goals.
With respect to any performance stock award or performance cash award (each, a “performance award”), the Plan Administrator will determine the length of any performance period, the performance goals to be achieved during the performance period, the other terms and conditions of such performance award, and the measure of whether and to what degree such performance goals have been attained. In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period. To the extent permitted by applicable law and set forth in the applicable award agreement, the Plan Administrator may determine that cash or other property may be used in payment of performance awards. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.
Performance goals under the Amended Plan will be based on any one or more of the following performance criteria: (i) net earnings or net income (before or after taxes); (ii) earnings per share or earnings per share growth, total units, or unit growth; (iii) net sales, sales growth, total revenue, or revenue growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return); (xi) expense targets; (xii) margins; (xiii) operating efficiency; (xiv) market share or change in market share; (xv) customer retention or satisfaction; (xvi) working capital targets; (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress; (xviii) company project milestones; (xix) economic value (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and (xx) any other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period. Such adjustments may be based on one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xv) any other appropriate adjustments selected by the Plan Administrator.
Other Stock Awards. Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended Plan. Subject to the terms of the Amended Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted, and all other terms and conditions of such other stock awards
Corporate Transaction. In the event of a corporate transaction (as defined in the Amended Plan), unless otherwise provided in the instrument evidencing the award or any other written agreement between the Company or any affiliate and the participant or unless otherwise expressly provided by the Board at the time of grant of an award the following provisions will apply:
(i) Any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the Amended Plan or may substitute similar awards for awards outstanding under the Amended Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the corporate transaction), and any reacquisition or repurchase rights held by the Company in respect of common stock

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issued pursuant to awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such corporate transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) If the acquiring entity does not assume, continue or substitute for such awards, then with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction (such participants, the “current participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction). With respect to the vesting of performance awards that will accelerate upon the occurrence of a corporate transaction, unless otherwise provided in the relevant award agreement, the vesting of such performance awards will accelerate at 100% of the target level upon the occurrence of the corporate transaction.
(iii) If the acquiring entity does not assume, continue or substitute for such awards, then any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
Change in Control. Unless otherwise provided in the applicable award agreement, in the event of a change in control (as defined in the Amended Plan), the vesting of awards (and, with respect to options and stock appreciation rights, the time when such awards may be exercised) will accelerate in full. With respect to the vesting of performance awards or any other performance-based or other contingent award have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such Awards will accelerate at 100% of the target level upon the occurrence of the change in control. With respect to the vesting of awards that are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the change in control. These change in control provisions will not be applicable to any awards granted to a participant if any change in control results from such participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of common stock or Company voting securities.
Dividends and dividend equivalents. The Amended Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date such shares are forfeited to or repurchased by the Company due to a failure to vest.
Clawback/Recoupment. Awards granted under the Amended Plan will be subject to recoupment in accordance with the clawback policy that we adopted in November 2023 pursuant to Nasdaq listing standards as well as any other clawback policy that we may adopt in the future. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Termination or amendment. The Plan Administrator has the authority to amend or terminate the Amended Plan at any time. However, except as otherwise provided in the Amended Plan or an award agreement, no amendment or termination of the Amended Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.
We will obtain stockholder approval of any amendment to the Amended Plan if required by applicable law and listing requirements. No incentive stock options may be granted under the Amended Plan after February 27, 2035, which is the tenth anniversary of the date the Amended Plan was adopted by our Board.

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Choice of Law. The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Amended Plan, without regard to that state’s conflict of laws rules.
Federal Income Tax Consequences of the Amended Plan
The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Amended Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
ISOs. The grant of an ISO under the Amended Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances. If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionee’s total compensation is deemed reasonable in amount.
The “spread” under an ISO-i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price-is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to a NSO.
NSOs. The grant of a NSO under the Amended Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.
In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Restricted Stock Awards. The grant of Restricted Stock Awards will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an

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income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain. Recipients of Restricted Stock Awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Stock Awards are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Stock Awards are issued.
SARs. Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
RSUs. Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code. A grant of RSUs that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.
Performance Awards. Recipients of Performance Awards generally should not recognize income until such awards are paid in cash or shares of stock. Upon payment, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received in such payment. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon the payment of Performance Awards. Participants will recognize gain upon the disposition of any shares received upon the payment of Performance Awards equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

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Proposal Four
Other stock-based awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Section 162 Limitations. Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for “performance-based compensation” has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Awards Granted Under the Amended Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the Amended Plan as of March 24, 2025:

Name and Position	Number of Shares
Jacqueline E. Shea, Ph.D., Chief Executive Officer and Director	349,678
Michael Sumner, M.D., Chief Medical Officer	140,229
Peter D. Kies, Chief Financial Officer	113,629
All current executive officers as a group (four people)	695,715
All current non-employee directors as a group (seven people)	35,588
All employees and consultants, including all current officers who are not executive officers, as a group	726,178
New Plan Benefits under the Amended Plan

Name	Stock Option Awards (#)
Jacqueline E. Shea, Ph.D., Chief Executive Officer and Director	(1)
Michael Sumner, M.D., Chief Medical Officer	(1)
Peter D. Kies, Chief Financial Officer	(1)
All current executive officers as a group (four people)	(1)
All current non-employee directors as a group (seven people)	(2)
All employees, excluding current executive officers, as a group	(1)
1.Awards granted under the Amended Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan, and our Board and our Compensation Committee have not granted any awards under the Amended Plan that are subject to stockholder approval of this Proposal 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2025 if the Amended Plan had been in effect, are not determinable.
2.Awards granted under the Amended Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan. However, pursuant to our current compensation policy for non-employee directors, each of our current non-employee directors is eligible to receive equity awards equivalent to stock options to purchase 5,833 shares of our common stock if he or she remains on our Board on the date of each annual meeting of stockholders, and each new non-employee director is granted equity awards equivalent to stock options exercisable for 11,666 shares of our common stock. All such awards will be allocated as non-qualified stock options and restricted stock units at a ratio determined from time to time by our Board or its Compensation Committee, which the Compensation Committee has currently set at approximately 1.33 stock options to 1 restricted stock unit. After the date of the annual meeting, any such awards will be granted under the Amended Plan. For additional information regarding our compensation policy for non-employee directors, see the “Director Compensation” section of this proxy statement.

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STOCKHOLDER PROPOSALS

Stockholder proposals, including proposals under Rule 14a-8 under the Exchange Act, intended to be presented at the next Annual Meeting of Stockholders to be held in 2026 must be received at our principal executive offices no later than December 8, 2025, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals to be included in our proxy materials. Pursuant to our bylaws, stockholders who wish to submit a proposal for consideration at our 2026 Annual Meeting of Stockholders, including a nomination for director, must deliver a copy of their proposal no earlier than October 9, 2025 and no later than December 8, 2025, unless the date of the 2026 Annual Meeting of Stockholders has been advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the 2025 Annual Meeting of Stockholders, in which case the proposal must be received by us no later than the later of the 90th day prior to the 2026 Annual Meeting of Stockholders or the close of business on the 15th day following the date on which the 2026 Annual Meeting of Stockholders is publicly announced. If the stockholder is not seeking inclusion of the proposal in our proxy statement, to be timely the notice must be delivered at least 90 days prior to the date of the 2026 Annual Meeting of Stockholders.
A director nomination proposal must include the information set forth in our bylaws and as described under “Director Nominations” above. In the case of other stockholder proposals other than with respect to stockholder proposals relating to director nomination(s), a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (ii) as to the stockholder giving the notice, the same information regarding the proposing stockholder and any Stockholder Associated Persons as set forth under our bylaws and as described under “Director Nominations” above.
Proposals should be delivered to Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462, Attn: Corporate Secretary. To avoid controversy and establish timely receipt, it is suggested that stockholders send their proposals by certified mail, return receipt requested. Otherwise, we may exercise discretionary voting with respect to such stockholder’s proposal pursuant to authority conferred on us by proxies to be solicited by our Board and delivered to us in connection with the meeting. You are also advised to review our bylaws, which may be requested in writing from our Secretary at the address above and which contain additional requirements about advance notice of stockholder proposals.

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ANNUAL REPORT

We are mailing our Annual Report for the fiscal year ended December 31, 2024 to stockholders of record as of March 24, 2025. Our Annual Report does not constitute, and should not be considered, a part of this Proxy Statement.
A copy of our Annual Report will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on March 24, 2025. Requests should be directed to Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462; Attention: Investor Relations.

Inovio Pharmaceuticals, Inc.	59	2025 Proxy Statement

TRANSACTION OF
OTHER BUSINESS

At the date of this Proxy Statement, the only business which our Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment. Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.
By order of the Board of Directors,
Jacqueline E. Shea, Ph.D.
Chief Executive Officer
Dated: April 7, 2025
Plymouth Meeting, Pennsylvania

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Appendix A

Inovio Pharmaceuticals, Inc.
Amended and Restated
2023 Omnibus Incentive Plan

1.General.
(a)Prior Plan. The Company originally adopted the Inovio Pharmaceuticals, Inc. 2023 Omnibus Incentive Plan effective as of the Original Effective Date. The Plan, as amended and restated hereby, was adopted by the Compensation Committee of the Board on the Adoption Date and it will become effective as of the Effective Date. As of May 16, 2023, no additional awards may be granted under the Prior Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan, except that as of May 16, 2023, any Prior Plan Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan.
(b)Eligible Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.
(c)Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(d)Purpose. The Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which such persons may benefit from increases in value of the Common Stock.
2.Administration.
(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive Common Stock or cash under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to an Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which shares of Common Stock or cash may be issued in settlement thereof).
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.

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(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.
Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.
(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions or the charter of the Committee (or subcommittee), not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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Appendix A
(ii)Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(d)Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(iii).
(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
(g)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
(h)Minimum Vesting Requirement. No Award granted on or after the Effective Date will vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award (excluding, for this purpose, (i) any Award granted as an Acquisition Award (as defined in Section 3(a)(ii)) and (ii) any Award granted to a Non-Employee Director that vests (or, if applicable, becomes exercisable) on the earlier of the first anniversary of the date of grant or the Company’s next annual meeting of stockholders); provided, however, that up to five percent (5%) of the Share Reserve (as defined in Section 3(a)(i)) may be subject to Awards that do not meet such vesting (and, if applicable, exercisability) requirements.
3.Shares Subject to the Plan.
(a)Share Reserve.
(i)Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 16,200,000 shares, which number is the sum of (i) 14,000,000 shares originally reserved for issuance under the Plan as of the Original Effective Date and (ii) an additional 2,200,000 shares that were added to the Plan as of the Effective Date, and (B) the Prior Plan Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.
(ii)For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued pursuant to Stock Awards in connection with a merger

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Appendix A
or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule (any such Award, an “Acquisition Award”), and such issuance will not reduce the number of shares available for issuance under the Plan.
(b) Operation of Share Reserve.
(i) No Reduction to Share Reserve. The Share Reserve will not be reduced by any of the following shares of Common Stock and such shares will remain available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; and (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash.
(ii) Shares Available for Subsequent Issuance. Any shares of Common Stock issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares will revert to the Share Reserve and become available again for issuance under the Plan.
(iii) Shares Not Available for Subsequent Issuance. The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award or a Prior Plan Award; (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Award or a Prior Plan Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award or a Prior Plan Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under the Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 42,000,000 shares.
(d) Non-Employee Director Compensation Limit. The aggregate value of all cash and equity-based compensation paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any calendar year will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity-based awards based on the grant date fair value of such awards for financial reporting purposes.
(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.Eligibility.
(a)Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.
5.Provisions Relating to Options and Stock Appreciation Rights.

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Appendix A
Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.
(b)Exercise or Strike Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Payment of Exercise Price for Options. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.
(i)By cash (including electronic funds transfers), check, bank draft or money order payable to the Company;
(ii)Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock; or
(iv)In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.
(i)Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the

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Appendix A
Participant. Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(f)Vesting. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(g) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death, Disability or Retirement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(h)Disability or Retirement of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability or Retirement (as defined in the applicable Award Agreement), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.
(i)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is 12 months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time period, the Option or SAR (as applicable) will terminate.
(j)Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(k)Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate:
(i)If the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will remain exercisable until one month (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option or SAR is

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exercisable, but in any event no later than the expiration of the term of the Option or SAR as set forth in the Award Agreement.
(ii)If the sale of any shares of Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would subject the Participant to suit under Section 16(b) of the Exchange Act, then the Option or SAR will remain exercisable until the earliest to occur of (A) the 10th day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (B) the 190th day after the Participant’s termination of Continuous Service, or (C) the expiration of the term of the Option or SAR as set forth in the Award Agreement.
(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date, subject to Section 2(g)). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option or SAR is not assumed, continued or substituted, or (iii) upon the Participant’s Retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
6.Provisions of Awards Other than Options and SARs.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(g), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

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(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(g), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.
(v)Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.
(c)Performance Awards. With respect to any Performance Stock Award or Performance Cash Award (each, a “Performance Award”), subject to Section 2(g) (if applicable), the Board will determine the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Performance Award, and the measure of whether and to what degree such Performance Goals have been attained. In addition, the Board retains the discretion to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. To the extent permitted by applicable law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(d) Other Stock Awards. Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Section 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards, and all other terms and conditions of such Other Stock Awards.
7.Covenants of the Company.
(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

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A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.Miscellaneous.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, or (iii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser

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representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.
(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with (i) the Inovio Pharmaceuticals, Inc. Incentive Compensation Recoupment Policy, (ii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and (iii) any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award

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Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
9.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, subject to Section 9(c), in the event of a dissolution or liquidation of the Company (except for a liquidation into a parent corporation), all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.
(c)Corporate Transaction. Subject to Section 9(d), the following provisions will apply to Awards in the event of a Corporate Transaction, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this

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subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(iii)Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(d)Change in Control. Notwithstanding anything in this Plan to the contrary, unless otherwise provided by the Board in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award, in the event of a Change in Control, the vesting of Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) shall accelerate in full. With respect to the vesting of Performance Awards or any other performance-based or other contingent Award that will accelerate upon the occurrence of a Change in Control pursuant to this Section 9(d) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Awards will accelerate at 100% of the target level upon the occurrence of the Change in Control. With respect to the vesting of Awards that will accelerate upon the occurrence of a Change in Control pursuant to this Section 9(d) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Change in Control. The provisions of this Section 9(d) shall not be applicable to any Awards granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company voting securities.
10.Termination or Suspension of the Plan.
(a)Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.
11.Effective Date of Plan.
This Plan will become effective on the Effective Date.
12. Choice of Law.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a) “Adoption Date” means February 27, 2025, which is the date the Plan was adopted by the Compensation Committee of the Board.
(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c) “Award” means (i) an Incentive Stock Option, (ii) a Nonstatutory Stock Option, (iii) a Stock Appreciation Right, (iv) a Restricted Stock Award, (v) a Restricted Stock Unit Award, (vi) a Performance Stock Award, (vii) a Performance Cash Award, or (viii) an Other Stock Award.
(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(e) “Board” means the Board of Directors of the Company.

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(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g) “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of one or more of the following events that has a material negative impact on the business or reputation of the Company or an Affiliate: (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or an Affiliate; (ii) the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud; (iii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, an Affiliate, or any other entity having a business relationship with the Company or an Affiliate; (iv) any material breach by the Participant of any provision of any agreement or understanding between the Company or an Affiliate and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or an Affiliate, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of the Participant as an employee, officer, director or consultant to the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or an Affiliate and the Participant; (v) the Participant’s disregard of the policies of the Company or an Affiliate so as to cause loss, damage or injury to the property, reputation or employees of the Company or an Affiliate; or (vi) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate. The determination that a termination of a Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by the Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.
(h) “Change in Control” means the occurrence of an event described in subparagraph (i), (ii), or (iii) below or any combination of said event(s). Notwithstanding the foregoing, the term “Change in Control” shall also have such additional meanings as are permitted or required under Section 409A of the Code:
(i) Change of Ownership of the Company. A change of ownership of the Company occurs on the date that any one person or persons acting as a Group (as that term is defined in Subparagraph (2) below) acquires ownership of the stock of the Company, that, together with stock held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or of any corporation that owns at least fifty percent (50%) of the total fair market value and total voting power of Company.
(1) However, if any person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or Group of persons is not considered to cause a Change in Control. In addition, the term Change in Control shall apply if there is an increase in the percentage of stock owned by any one person or persons, acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property. The rule set forth in the immediately preceding sentence applies only when there is a transfer of stock of Company (or issuance of stock of Company) and the stock of Company remains outstanding after the transaction.
(2) Persons will not be considered to be acting as a Group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a Group if they are shareholders of the Company and it, or its parent, enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with another corporation. If a person owns stock in the Company and another corporation is

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Appendix A
involved in a business transaction, then the shareholder of the Company is deemed to be acting as a Group with other shareholders in the Company prior to the transaction.
(ii) Effective Change of Control. If the Company does not qualify under Subparagraph (i), above, then it may still meet the definition of Change in Control, on either of the following dates:
(1) The date any one person, or more than one person, acting as a Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Company possessing thirty percent (30%) or more of the total voting power of the stock of Company; or
(2) The date a majority of the members of the Company’s Board of Directors are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.
(iii) Change in Ownership of Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any person, or more than one person acting as a Group, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons assets from the Company that have a total fair market value equal to more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
(1) There will be no Change in Control under this Subparagraph (iii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a change in ownership of such assets if the assets are transferred to:
(a) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(b) An entity, fifty percent (50%) or more of the total value or voting power of which is owned directly or indirectly, by the Company;
(c) A person, or more than one person, acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(d) An entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in Subparagraph (iii), above.
(iv) The consummation (i.e., closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding Common Stock and Company voting securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the outstanding Common Stock and Company voting securities immediately prior to such sale or disposition, as the case may be; or
(v) a complete liquidation or dissolution of the Company.
(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k) “Common Stock” means the common stock of the Company.
(l) “Company” means Inovio Pharmaceuticals, Inc., a Delaware corporation.
(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the

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Appendix A
board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant, or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(p) “Director” means a member of the Board.
(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r) “Effective Date” means the effective date of this Plan, which is the date of the Annual Meeting of Stockholders of the Company held in 2025, provided that this Plan is approved by the Company’s stockholders at such meeting.
(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t) “Entity” means a corporation, partnership, limited liability company or other entity.
(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) Unless otherwise provided by the Board, if the Common Stock is listed on any established stock exchange or traded on any established market, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or

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Appendix A
market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(w) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(x) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(y) “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(bb) “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(cc) “Original Effective Date” means May 16, 2023, the date on which the Inovio Pharmaceuticals, Inc. 2023 Omnibus Incentive Plan originally became effective upon approval at the Annual Meeting of Stockholders of the Company held in 2023.
(dd) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ee) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ff) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(gg) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(hh) “Performance Cash Award” means a cash award that may vest or become earned and payable contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.
(ii) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Board: (i) net earnings or net income (before or after taxes); (ii) earnings per share or earnings per share growth, total units, or unit growth; (iii) net sales, sales growth, total revenue, or revenue growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on

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Appendix A
equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return); (xi) expense targets; (xii) margins; (xiii) operating efficiency; (xiv) market share or change in market share; (xv) customer retention or satisfaction; (xvi) working capital targets; (xvii) completion of strategic financing goals, acquisitions or alliances and clinical progress; (xviii) company project milestones; (xix) economic value (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and (xx) any other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement.
(jj) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period. Such adjustments may be based on one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xv) any other appropriate adjustments selected by the Board.
(kk) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(ll) “Performance Stock Award” means a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.
(mm) “Plan” means this Inovio Pharmaceuticals, Inc. Amended and Restated 2023 Omnibus Incentive Plan.
(nn)“Prior Plan” means the Inovio Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan.
(oo) “Prior Plan Award” means an award granted under the Prior Plan that is outstanding as of May 16, 2023.
(pp) “Prior Plan Returning Shares” means: (i) any shares of Common Stock subject to a Prior Plan Award that on or following May 16, 2023 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares of Common Stock subject to a Prior Plan Award that on or following May 16, 2023 are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares of Common Stock issued pursuant to a Prior Plan Award that on or following May 16, 2023 are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

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Appendix A
(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(vv) “Rule 405” means Rule 405 promulgated under the Securities Act.
(ww) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(yy) “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(zz) “Stock Award” means any Award other than a Performance Cash Award.
(aaa)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

Inovio Pharmaceuticals, Inc.	A-18	2025 Proxy Statement

INOVIO PHARMACEUTICALS, INC. 660 W. Germantown Pike Suite 110 Plymouth Meeting, PA 19462
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M35098-Z55250 KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

INOVIO PHARMACEUTICALS, INC.

1. To elect the following directors to serve for a term ending upon the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

NOMINEES:	☐	☐	☐

01) Jacqueline E. Shea, Ph.D. 02) Simon X. Benito 03) Roger D. Dansey, M.D. 04) Ann C. Miller, M.D.	05) Jay P. Shepard 06) David B. Weiner, Ph.D. 07) Wendy L. Yarno 08) Lota S. Zoth

					For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.					☐	☐	☐
3. To approve, on a non-binding advisory basis, the resolution regarding compensation of our named executive officers described in the accompanying proxy statement.					☐	☐	☐

4. To approve an amendment and restatement of our 2023 Omnibus Incentive Plan.					☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned also acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

Signature (PLEASE SIGN WITHIN BOX)		Date		Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2025:
Copies of the proxy statement and our 2024 Annual Report to stockholders are also available online at www.inovio.com.

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M35099-Z55250

INOVIO PHARMACEUTICALS, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS OF INOVIO PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Jacqueline E. Shea, President and Chief Executive Officer and a director of Inovio Pharmaceuticals, Inc., and Simon X. Benito, Chairman of the Board, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Inovio Pharmaceuticals, Inc. (including shares of Series C Cumulative Convertible Preferred Stock that are convertible into shares of common stock) held of record by the undersigned as of March 24, 2025 at the Annual Meeting of Stockholders to be held on May 20, 2025, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1, AND FOR PROPOSAL NOS. 2, 3 AND 4. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF INOVIO EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING AS INSTRUCTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2, 3 AND 4. IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)